CANADA LIFE INSURANCE COMPANY OF AMERICA

ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339

PHONE: 1-800-905-1959

VARIFUND® PROSPECTUS

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

Flexible Premium Variable Deferred Annuity Policy

May 1, 2003

This Prospectus describes the Varifund®, a flexible premium variable deferred annuity policy (the Policy) offered by Canada Life Insurance Company of America (we, our, us, or the Company). Please read this prospectus before investing, and keep it for future reference. It contains important information about the Varifund variable annuity.

You (the Owner) may put your money into 31 investment choices: a fixed account and 30 Subaccounts of the Canada Life of America Variable Annuity Account 1. Money you direct into a Subaccount is invested exclusively in a single portfolio of one of the following funds:

•	The Alger American Fund
•	The Dreyfus Socially Responsible Growth Fund, Inc.
•	Dreyfus Variable Investment Fund
•	Fidelity Variable Insurance Products Funds
•	Goldman Sachs Variable Insurance Trust
•	Janus Aspen Series
•	The Montgomery Funds III
•	Seligman Portfolios, Inc.
•	Van Eck Worldwide Insurance Trust

Your investments in the Subaccounts are not guaranteed. You could lose your money. Money you direct into the fixed account is guaranteed to earn interest at a minimum rate of 3%.

Variable annuities involve certain risks, and you may lose some or all of your money.

•	The investment performance of the underlying portfolios in which the Subaccounts invest will vary.
•	We do not guarantee how any of the underlying portfolios will perform.
•	The Policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the Policy.
•	Neither the U.S. Government nor any federal agency insures your investment in the Policy.

To learn more about the Varifund®, you may want to refer to the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI, contact us at the address above. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

This prospectus must be accompanied or preceded by a current prospectus for each of the funds listed above.

SUMMARY

This summary provides a brief description of some of the features and charges of the Varifund Policy. More detailed information about the Policy appears later in this prospectus. Please read the remainder of this prospectus carefully.

For your convenience, we have provided a Glossary of special terms at the back of this prospectus.

1.    What is the Varifund variable annuity?

Varifund is a contract between you (the owner) and Canada Life, a life insurance company. Like all deferred annuities, Varifund has two phases: the accumulation phase and the payout phase. During the accumulation phase, you can save for retirement by investing in the investment options and pay no federal income taxes on any earnings until you take money out by full or partial withdrawals, or we make annuity payments to you, or we pay a death benefit.

During the payout phase, you can receive retirement income for life and/or for a pre-set number of years by selecting one of the annuity payment plans. The amount of money you accumulate in your Policy during the accumulation phase and apply to an annuity plan will be used to determine the amount of your annuity payments during the payout phase.

2.    Who should purchase the Varifund Policy?

We have designed this Policy for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Policy (including annuity income benefits) before purchasing the Policy, since the tax-favored arrangement itself provides tax-sheltered growth.

3.    How do I purchase Varifund? (See “Purchase of a Policy.”)

You may purchase the Varifund Policy with a minimum premium payment of $5,000 (generally $2,000 if the Policy is an IRA). You may purchase a Policy with a premium of $100 (generally $50 if the Policy is an IRA), if the premium payment is submitted with a pre-authorized check (PAC) agreement.

4.    Can I purchase the Policy by exchanging my existing annuity? (See “Purchase of a Policy.”)

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person is likely to earn a commission if you buy this Policy through an exchange or otherwise.)

5.    What is the Right to Examine privilege? (See “Purchase of a Policy.”)

After you receive the Policy, you have a limited period of time (usually 10 to 20 days) during which you may cancel your Policy and receive a refund. This period of time is referred to as the “right to examine” period and is established by state law. If you cancel your Policy during this period, your refund will depend on your state of residence.

To cancel your Policy and receive a refund, please return your Policy with your notice of cancellation during the right to examine period. We will pay the refund within 7 days after we receive the Policy and written request for cancellation at the Administrative Office. The Policy will be void once we issue your refund.

If the Policy is issued as an IRA and canceled within 7 days, we will return all premiums if the premiums are greater than the amount otherwise payable.

6.    Can I make additional premium payments? (See “Policy Values” and “Owner Services.”)

You may make additional premium payments before the Annuity Date. Additional premium payments must be at least $1,000 or $100 per month if paid PAC (or $50 per month if paid by PAC and the Policy is an IRA). You must obtain prior approval before your total premiums paid can exceed $1,000,000.

7.    What are my investment options under Varifund? (See “The Variable Account and the Portfolios.”)

Currently, you may invest your money during the accumulation period in any of the 30 Subaccounts. Each Subaccount invests in a single portfolio of a fund. The portfolios currently available under this Policy are:

Alger American Growth Portfolio	Janus International Growth Portfolio (Institutional Shares)
Alger American Leveraged AllCap Portfolio	Janus Aspen Flexible Income Portfolio (Service Shares)
Alger American MidCap Growth Portfolio	Montgomery Variable Series: Emerging Markets Fund
Alger American Small Capitalization Portfolio	Seligman Communications and Information Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial shares)	Seligman Frontier Portfolio
Dreyfus VIF-Appreciation Portfolio (Initial shares)	Seligman Global Technology Portfolio
Dreyfus VIF-Growth and Income Portfolio (Initial shares)	Seligman Small-Cap Value Portfolio
Fidelity VIP Growth Portfolio (Initial Class)	Van Eck Worldwide Emerging Markets Fund
Fidelity VIP High Income Portfolio (Initial Class)	Van Eck Worldwide Real Estate Fund
Fidelity VIP Money Market Portfolio (Initial Class)	Van Eck Worldwide Hard Assets Fund
Fidelity VIP Overseas Portfolio (Initial Class)	Van Eck Worldwide Absolute Return Fund
Fidelity VIP Asset Manager Portfolio (Initial Class)
Fidelity VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Growth Opportunities Portfolio (Initial Class)
Goldman Sachs VIT Capital Growth Fund
Goldman Sachs VIT CORESM U.S. Equity Fund
Goldman Sachs VIT Growth and Income Fund

Each portfolio holds its net assets separately from the assets of the other portfolios. Each portfolio has distinct investment objectives and policies that are described in the accompanying prospectuses for the funds.

The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and the fees and charges deducted. Depending on market conditions, you can make or lose money in any of the Subaccounts.

We reserve the right to offer different investment choices in the future.

You can also allocate your money to the guaranteed interest accounts.

8.    How does the Fixed Account work? (See “The Company and the Fixed Account.”)

You may elect to place all or part of your premium in the sections of the fixed account we call the guaranteed interest accounts. You may also transfer money from the Subaccounts and guaranteed interest accounts into (other) guaranteed interest accounts.

Guaranteed Interest Accounts.    Currently, you may place your money in a guaranteed interest account with a duration of one, three, five, seven, or ten years. The duration you select (also called the guaranteed interest period) will determine the interest rate we credit. We will credit your allocation with the guaranteed interest rate for the duration you select, so long as you do not surrender, withdraw or transfer the amounts in the guaranteed interest account before the end of the guaranteed interest period.

If you keep the full amount in a guaranteed interest account until the end of the guaranteed interest period, we guarantee that the amount in the account will equal the amount you originally placed in the account increased by the interest rate, annually compounded, for that guaranteed interest period.

Market Value Adjustment.    If you surrender, withdraw or transfer before the end of a guaranteed interest period, we will apply a Market Value Adjustment to the amount of that transaction that is being taken from the guaranteed interest account. A Market Value Adjustment will either increase or decrease the amount in the guaranteed interest account. A Market

Value Adjustment never results in a reduction in interest to less than 3 percent per year on the amount you allocated to the guaranteed interest account. This adjustment does not apply to the one-year guaranteed interest period.

We do not apply a Market Value Adjustment when:

•	the date of the surrender, withdrawal, or transfer is within 30 days after the end of a guaranteed interest period;

•	the surrender, withdrawal, or transfer is from the one year guaranteed interest period; or

•	the surrender, withdrawal, or transfer is to provide death benefits, nursing home benefits, terminal illness benefits or annuitization.

The fixed account, the Market Value Adjustment and certain guaranteed interest periods might not be available in all jurisdictions. The fixed account does not participate in the investment performance of the Subaccounts.

  9.    May I transfer my money in the Policy among the Subaccounts and the Guaranteed Interest Accounts? (See “Transfers.”)

Subject to some restrictions, you may transfer some or all of your assets in a Subaccount to another Subaccount, or to a guaranteed interest account in the fixed account. You may transfer some or all of your assets in a guaranteed interest account to another guaranteed interest account or to a Subaccount(s), but such transfer will be subject to a Market Value Adjustment, unless taken at the end of the guaranteed interest period. We assess a $25 fee for each transfer after the 12th in a single Policy year. Transfers effected through the Intouch® Voice Response System and Annuity Online are free, regardless of the number of transfers made per Policy year.

10.    Do I have access to my money? (See “Access to Your Money” and “Federal Tax Matters.”)

During the accumulation period, you may withdraw some or all of your Cash Surrender Value (that is, your Policy Value, minus the annual administration charge, applicable surrender charges and taxes due, and adjusted by any applicable Market Value Adjustment), by sending a written request to the Administrative Office. The minimum amount you can withdraw is $250.

Full and partial withdrawals may be subject to a surrender charge, if the amount withdrawn exceeds the free withdrawal amount and the withdrawal occurs while surrender charges apply. If you take a withdrawal from the guaranteed interest accounts, other than the one-year guaranteed interest account, then the withdrawal will be subject to a Market Value Adjustment.

You may have to pay federal income taxes on amounts you withdraw, and a federal penalty tax may be assessed.

11.    What charges will I pay? (See “Fees and Charges.”)

Surrender Charge:    We deduct a surrender charge if you withdraw all or part of your Policy Value while surrender charges are in effect under the Policy. We calculate the surrender charge from the date you made the premium payment being withdrawn.

The surrender charge will vary depending on the number of years since you paid the premium payment, as shown in this chart:

Policy Years Since Premium Was Paid	Surrender Charge
Less than 2	6%
2	5%
3	5%
4	4%
5	3%
6	2%
Greater than 7	None

We deduct any surrender charge from the amount being withdrawn.

We will not assess a surrender charge on the free withdrawal amount. In any Policy year, the free withdrawal amount may be withdrawn in one or more written requests or withdrawn using the Systematic Withdrawal Privilege. In any single Policy year, the free withdrawal amount is equal to:

•	100% of investment earnings in the Subaccounts available at the time the withdrawal request is processed, plus100% of interest earned in the fixed account ; plus

•	10% of premiums that you paid into the Policy less than 7 years (5 years in certain circumstances) from the date of withdrawal or surrender. (No more than 10% may be withdrawn in a single Policy year, even if you have not withdrawn the maximum amount in previous years.)

Withdrawals taken from the guaranteed interest accounts, other than the one-year guaranteed interest account, will be subject to a Market Value Adjustment.

We will not assess a surrender charge on amounts required to be withdrawn from a Qualified Policy, pursuant to the minimum required distribution rules under federal tax laws.

You may always withdraw 100% of premiums paid that have been held in the Policy 7 years or more (5 years for certain Policies) from the date the premium was paid without incurring a surrender charge. We will make withdrawals from premiums paid on a “first in, first out” basis.

We will waive the surrender charge on the payment of a death benefit, annuitization under payment option 1, or when you take a surrender or withdrawal if you are terminally ill or confined on a long-term basis to a hospital or nursing home, as defined in your Policy.

Mortality and Expense Risk Charge:    Before the Annuity Date, we deduct a mortality and expense risk charge each day from your value in the Subaccounts at an annual rate of 1.25%.

Annual Administration Charge:    We deduct an annual administration charge of $30 on each Policy anniversary. We will also deduct this charge if the Policy is surrendered. If the Policy Value on the Policy anniversary is $75,000 or more, we will waive the annual administration charge. We will also waive the annual administration Charge if the Policy is a Tax-Sheltered Annuity.

Daily Administration Fee:    Before the Annuity Date, we deduct a daily administration fee from your value in the Subaccounts at the annual rate of 0.15%.

Transfer Fee:    The first 12 transfers during each Policy year are free. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy year. We will not assess a transfer fee when you use the Intouch® Voice Response System or Annuity Online, portfolio rebalancing, and dollar cost averaging.

Premium Taxes:    If your state requires us to pay taxes on premium payments we receive, we will deduct a charge from your premiums equal to the amount of premium taxes we must pay. Premium taxes currently range from 0% to 3.5%. We deduct the charge either from your premiums when paid, from your Policy Value on surrender, partial withdrawal, or annuitization, or on any payment upon death of an owner or last surviving annuitant.

Portfolio Fees and Charges:    Each portfolio deducts portfolio management fees and expense charges from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and charges will reduce the value of your investment in the Subaccounts. For 2002, these charges ranged from 0.29% to 2.96% annually. See the “Fee Table” and fund prospectuses for more information.

Compensation:    For information concerning compensation we pay for the sale of Policies, see “Distribution of Policies.”

12.    What annuity plans does Varifund offer? (See “Annuity Payment Options.”)

Beginning on the Annuity Date, the annuitant may receive fixed annuity payments on a monthly, quarterly or annual basis. We will make payments during the annuitant’s lifetime or for 10 years, whichever is longer, unless you have elected another payment option. We will calculate the annuity payments based upon your Policy Value on the Annuity Date (reduced by a

2% sales/administrative charge assessed when payments begin). If you select any payment other than payment option 1, we will assess applicable surrender charges when you annuitize.

13.    What is the Death Benefit? (See “Death Benefits.”)

If the last surviving annuitant dies before the Annuity Date, we will pay a Death Benefit to the beneficiary named by the owner.

If we receive Due Proof of Death during the first five Policy years, the Death Benefit is the greater of:

(a)    Premiums paid, reduced by any prior partial withdrawals taken, surrender charges paid, and premium taxes paid or due; or

(b)    Policy Value on the date we receive Due Proof of Death, less premium taxes due.

If we receive Due Proof of Death after the first five Policy years, the Death Benefit is the greatest of:

1.    item “(a)” above;

2.    item “(b)” above; or

3.    (c) the Policy Value on the most recent 5-Year-Policy anniversary that occurred before a). the date of death and b). the date we receive Due Proof of Death. This value will be reduced by any partial withdrawals taken, surrender charges paid, and taxes due, and increased by any premiums paid since the most recent 5-Year-Policy anniversary. Each 5-Year-Policy anniversary is measured from the Policy Date (i.e., 5, 10, 15, 20, etc.).

If you purchased the Policy after May 1, 2002, and if (c) exceeds (b) by an amount greater than $1,000,000, then the Death Benefit under 3. Above, will be (b) plus $1,000,000. This provision is subject to state approval. If, on the Policy Date, any annuitant has reached age 81, the Death Benefit is the greater of items “(a)” or “(b)” above. If the Annuitant was 81or older at issue, the Death Benefit is “(b)” above.

If any owner who is not the last surviving annuitant dies before the Annuity Date, we will pay the beneficiary the Policy Value as of the date we receive Due Proof of Death for the owner. If the deceased owner’s spouse is the joint owner, he or she may continue the Policy.

For Death Benefits paid on Policies purchased before May 1, 1996, see Appendix A.

Take care when naming owners, annuitants, and beneficiaries as it will affect the values, if any, that are paid on death.

14.    How will my investment in Varifund be taxed? (See “Federal Tax Matters.”)

The Policy’s earnings generally are not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59½ when you take money out, you also may be charged a 10% federal penalty tax on the earnings.

Because the annuity payments you receive during the income phase are considered partly a return of your original investment, a portion of each annuity payment is not taxable as income until the “investment in the contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows:

•	if received under a payment option, death benefits are taxed in the same manner as annuity payouts;

•	if not received under a payment option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

Different tax consequences may apply for a Policy used in connection with a qualified retirement plan.

15.    What additional features are available under the Policy?

This Policy has additional features that may interest you. They include the following:

•	Pre-Authorized Check Agreement Plan: You may choose to have monthly premiums automatically collected from your checking or savings account.

•	Electronic Data Transmission of Application Information: In certain states, we may accept electronic data transmission of application information accompanied by a wire transfer of the initial premium.

•	Intouch® Voice Response System: This interactive voice response system accessible through your touch tone telephone permits you to obtain current Subaccount balances, current Policy Values, and current accumulation unit values; change your Subaccount allocation; and effect transfers between Subaccounts or to the guaranteed interest accounts.

•	Dollar Cost Averaging: You may arrange to have a certain amount of money automatically transferred on a periodic basis from any Subaccount or one-year guaranteed interest account to any other Subaccount. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•	Automatic Portfolio Rebalancing: Upon your request, we will automatically transfer amounts among Subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the Subaccounts.

•	Systematic Withdrawal: You may elect to withdraw a fixed amount from the Subaccounts and the guaranteed interest accounts on a monthly, quarterly, semi-annual or annual basis, beginning thirty days after the Policy Date. Surrender charges and a Market Value Adjustment may apply.

•	Telephone or Fax Transactions: You may make transfers, partial withdrawals and/or change the allocation of additional premium payments by telephone or fax.

•	Annuity Online: Provides you with immediate access to your policy information online. Annuity Online offers you: Instant Access to your policy information including transaction history, the ability to transfer money between sub-accounts and the ability to change future sub-account allocations.

16.    Does Canada Life offer other policies?

We offer other variable annuity policies that may invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable for your needs. For more information about these policies, please contact your registered representative who is our agent.

17. Whom can I contact for more information?

We will be happy to answer your questions about the Policy or our procedures. Call or write to us at:

Administrative Office

6201 Powers Ferry Road, N.W.

Atlanta, GA 30339

Phone: 1-800-905-1959

Fax: 1-888-670-4836

Monday – Thursday, 8:00 a.m. – 7:00 p.m. Eastern Time

Friday, 8:00a.m. – 5:00 p.m. Eastern Time

Please include your Policy number and the names of the owner and the annuitant. If you have questions concerning your investment strategies, please contact your registered representative.

FEE TABLE (during the accumulation phase)

ANNUITY FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and charges that you will pay at the time that you buy the Policy, take a partial withdrawal, annuitize the Policy, surrender the Policy, or transfer Policy Value between the Subaccounts and/or the fixed account. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)[1]	6%
Transfer Charge[2]	$25 after 12 transfers per year
Annuitization Charge[3]	2% of Policy Value
Market Value Adjustment[4]	Reduces interest rate to 3%

[1]	The surrender charge decreases every Policy Year based on the number of yeas since each premium payment was made, from 6% in the first year to 0% in the eighth year after you made the premium payment. We will waive the surrender charge in certain circumstances, such as on the payment of a death benefit or on the Annuity Date if you annuitize under payment option 1. You may have to pay surrender charges on the Annuity Date or with any withdrawals made using the Systematic Withdrawal Privilege. No surrender charges are assessed against the free withdrawal amount.
[2]	The first 12 transfers in each Policy Year are currently free, although we reserve the right to charge a fee. We currently deduct $25 proportionately from the receiving Subaccounts and/or guaranteed interest accounts for the 13th and each additional transfer in a Policy Year. We will waive the transfer fee when you use the Intouch® Voice Response System, Annuity Online, Automatic Portfolio Rebalancing, and dollar cost averaging programs.
[3]	We deduct the annuitization charge from the amount annuitized on the Annuity Date.
[4]	We apply a Market Value Adjustment if you surrender, withdraw, or transfer Policy Value from the fixed account before the end of the applicable guaranteed interest period. We apply the Market Value Adjustment to the amount taken from the fixed account. A Market Value Adjustment can be a positive or negative. The Market Value Adjustment will never reduce interest on amounts allocated to the guaranteed interest period to less than 3%. We will not apply a Market Value Adjustment to the one-year guaranteed interest period or to death benefits, nursing home benefits, terminal illness benefits, or annuitization under the Policy.

The next table describes the fees and expenses you pay periodically during the time that you own the Policy, not including portfolio and expenses.

Periodic Charges other than Portfolio Expenses

Annual Administration Charge[5]	$30
Variable Account Annual Expenses (as a % of average daily net assets in each Subaccount during the accumulation period)[6]
Mortality and Expense Risk Charge Administrative Charge Total Variable Account Annual Expenses	1.25 0.15 1.40	% % %

The following table shows the range of portfolio fees and expenses charged by the funds for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

[5]	We deduct the Annual Administration Charge on each Policy Anniversary and at surrender. We deduct this charge proportionately among the Subaccounts and the guaranteed interest accounts in which you are invested. We will waive this charge for the prior Policy Year if your Policy Value is $75,000 or more on the Policy Anniversary or if the Policy is a Tax-Sheltered Annuity.
[6]	We assess the fee for these charges during the accumulation period only. These fees are not assessed after the Annuity Date.

Range of Annual Operating Expenses for the Portfolios1

	Minimum		Maximum
Total Annual Portfolio Operating Expenses[1] (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.29%	—	2.96%

[1]	The portfolio expenses used to prepare this table were provided to Canada Life by the fund(s). Canada Life has not independently verified such information. The expenses are those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2002.

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses
The Alger American Fund (Class O Shares)

Growth Portfolio	0.75%	0.00%	0.10%	0.85%
Leveraged Allcap Portfolio	0.85%	0.00%	0.11%	0.96%
MidCap Growth Portfolio	0.80%	0.00%	0.13%	0.93%
Small Capitalization Portfolio	0.85%	0.00%	0.12%	0.97%

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Shares)	0.75%	0.00%	0.05%	0.80%

Dreyfus Variable Investment Fund (Initial Shares)
Appreciation Portfolio (Initial Shares)	0.75%	0.00%	0.03%	0.78%
Growth and Income Portfolio (Initial Shares)	0.75%	0.00%	0.05%	0.80%

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses
Fidelity Variable Insurance Products Fund (Initial Class)
Asset Manager(SM) Portfolio (1)	0.53%	0.00%	0.10%	0.63%
Contrafund® Portfolio (1)	0.58%	0.00%	0.10%	0.68%
Growth Opportunities Portfolio (1)	0.58%	0.00%	0.12%	0.70%
Growth Portfolio (1)	0.58%	0.00%	0.09%	0.67%
High Income Portfolio	0.58%	0.00%	0.12%	0.70%
Index 500 Portfolio (2)	0.24%	0.00%	0.09%	0.33%
Investment Grade Bond Portfolio (3)	0.43%	0.00%	0.11%	0.54%
Money Market Portfolio	0.20%	0.00%	0.09%	0.29%
Overseas Portfolio (1)	0.73%	0.00%	0.17%	0.90%

Goldman Sachs Variable Insurance Trust
Capital Growth Fund (4)	0.75%	0.00%	0.85%	1.60%
Core(SM) U.S. Equity Fund (4)	0.70%	0.00%	0.16%	0.86%
Growth and Income Fund (4)	0.75%	0.00%	0.46%	1.21%

Janus Aspen Series
Flexible Income Portfolio (service shares)	0.61%	0.25%	0.05%	0.91%
International Growth (institutional shares)(8)	0.65%	0.00%	0.09%	0.74%

The Montgomery Funds III
Emerging Markets Fund	1.25%	0.00%	0.43%	1.68%

Seligman Portfolios, Inc. (Class 1)
Communications and Information Portfolio (Class 1) (5)	0.75%	0.00%	0.23%	0.98%
Frontier Portfolio (Class 1) (5)	0.75%	0.00%	0.48%	1.23%
Global Technology Portfolio (Class 2) (5)	1.00%	0.15%	0.80%	1.95%
Small Cap Value Portfolio (Class 2) (5)	1.00%	0.19%	0.18%	1.37%

Van Eck Worldwide Insurance Trust
Worldwide Real Estate Fund (6)	1.00%	0.00%	0.48%	1.48%
Worldwide Emerging Markets Fund (7)	1.00%	0.00%	0.36%	1.36%
Worldwide Hard Assets Fund (6)	1.00%	0.00%	0.23%	1.23%
Worldwide Absolute Return Fund (6)	2.50%	0.00%	0.46%	2.96%

(1)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the portfolio paid was used to reduce the portfolio’s expenses. In addition, through arrangements with the portfolio’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolio’s custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Asset Manager Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Opportunities Portfolio, and Fidelity VIP Overseas Portfolio during 2002 were 0.61%, 0.64%, 0.61%, 0.66%, and 0.86%, respectively. These offsets may be discontinued at any time.

(2)	The Fidelity VIP Index 500 Portfolio’s manager has voluntarily agreed to reimburse the class to the extent that Net Total Annual Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 0.28% of the average daily net assets. This arrangement can be discontinued by the manager at any time.

(3)	Through arrangements with the portfolio’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolio’s custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Investment Grade Bond Portfolio during 2002 were 0.53%. These offsets may be discontinued at any time.

(4)	Goldman Sachs Asset Management, L.P., the investment adviser to the funds, has voluntarily agreed to reduce or limit certain “Other Expenses” of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed a certain percentage of the fund’s average daily net assets. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT Growth and Income Fund during 2002 were each 1.04%. For the calendar year ended December 31, 2002, there were no expense reductions and limitations for the Goldman Sachs VIT CORESM U.S. Equity Fund. In no event would the Net Total Annual Expenses for the Goldman Sachs VIT CORESM U.S. Equity Fund exceed 0.94%. These expense reductions and limitations may be discontinued or modified by the investment adviser at their discretion at any time.

(5)	The fund manager has voluntarily agreed to reimburse the Seligman Portfolios, Inc. Communications and Information Portfolio, Seligman Portfolios, Inc. Frontier Portfolio, Seligman Portfolios, Inc. Global Technology Portfolio, and Seligman Portfolios, Inc. Small-Cap Value Portfolio to the extent that “Other Expenses” exceed 0.40%, 0.75%, 0.40%, and 0.20% of the average daily net assets, respectively. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Seligman Portfolios, Inc. Global Technology Portfolio during 2002 were 1.55%.

(6)	The adviser for the Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund have voluntarily agreed to reduce or limit the “Other Expenses” for the funds. After taking into account these voluntary arrangements, the Net Total Annual Expenses for Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund during 2002 were 2.50%, 1.20%, and 1.46%, respectively.

(7)	The adviser for the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund have voluntarily agreed to reduce or limit the “Other Expenses” for the fund. The net effect of the expenses reimbursement by the fund’s adviser was 0.03% to the average daily net assets. After taking into account these voluntary arrangements, Net Total Annual Expenses for the fund during 2002 was 1.30%.

(8)	On March 24, 2003, the Berger IPT International Growth Fund (“Berger Fund”) was merged into the Janus International Growth Portfolio (“Janus Fund”), as approved by a vote of the shareholders. The merger occurred at the mutual fund level, resulting in a change in the name of the subaccount, but with no change in either the number of units or the accumulation unit value for the Policyowner.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Policy, including Policyowner transaction expenses, the Annual Administration Charge, Variable Account charges, and maximum Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1)	If you surrender the Policy (or annuitize under an option other than option 1) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$982	$1,785	$2,598	$4,543

(2)    If you annuitize under option 1 or remain invested in the Policy at the end of the applicable time period:

1 year	3 years	5 years	10 years
$442	$1,335	$2,238	$4,543

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction or any Market Value Adjustment).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Annuitization Charge: If you annuitize your Policy, a fee of 2% will be deducted from the amount annuitized for administration and sales expenses.

For a more complete description of the various costs and expenses, see “Fees and Charges” and the Funds’ prospectuses. In addition to the expenses listed above premium taxes may apply, and a Market Value Adjustment may apply to amounts held in the Fixed Account (see “Market Value Adjustment”).

CONDENSED FINANCIAL INFORMATION

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying portfolios and the assessment of Variable Account charges. We have included in Appendix B a financial history of the accumulation unit values for the Subaccounts available through this Policy.

THE COMPANY AND THE FIXED ACCOUNT

We are a stock life insurance company incorporated under Michigan law on April 12, 1988. Our Administrative Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We are principally engaged in issuing and reinsuring annuity policies. As of December 31, 2002, our assets approximated $2.9 billion (US dollars).

We are a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. As of December 31, 2002, the consolidated assets of The Canada Life Assurance Company approximated $38 billion (US dollars).

Proposed Merger.    On May 5, 2003, Canada Life Financial Corporation (“CLFC”), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which, if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Directors’ Circular at www.canadalife.com.

We share our A.M. Best rating with our parent company, and from time to time we will quote this rating and our ratings from Standard & Poor’s Corporation and/or Moody’s Investors Service for claims paying ability. These ratings relate to our financial ability to meet our contractual obligations under our insurance policies. Obligations under the Policies are obligations of Canada Life Insurance Company of America.

The Fixed Account

The fixed account is part of our general account. We assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account does not participate in the investment performance of the Subaccounts.

The fixed account is not registered with the SEC under the Securities Act of 1933 (the 1933 Act). Neither the fixed account nor the general account has been registered as an investment company under the Investment Company Act of 1940. So, neither the fixed account nor the general account is generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in a registration statement.

The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the fixed account. We do not rely on predetermined formulas to set fixed account interest rates.

The fixed account may not be available in all states.

Fixed Account Value

The fixed account value is equal to:

•	any premium payments; plus
•	any amounts transferred into the fixed account; plus
•	any guaranteed interest credited on amounts held in the fixed account; minus
•	any charges imposed on amounts in the fixed account in accordance with the terms of the Policy.

Guaranteed Interest Accounts

You may allocate some or all of your premium payments to, and make transfers from the Subaccounts and maturing guaranteed interest account into, the guaranteed interest accounts of the fixed account. Amounts in the guaranteed interest accounts will earn interest at a guaranteed interest rate that is an annual effective rate of interest.

Currently, you may select a guaranteed interest account with a duration of 1, 3, 5, 7 or 10 years, although we may not offer all these durations in the future. We will always offer a 1-year duration. The duration you select (also called the guaranteed interest period) will determine the interest rate we credit. We will credit your allocation with the guaranteed interest rate for the duration you select, so long as you do not surrender, withdraw, or transfer amounts in the guaranteed interest account before the end of the guaranteed interest period.

If you keep the full amount in a guaranteed interest account until the end of the guaranteed interest period, the value of the amount will equal the amount you originally placed in the guaranteed interest account increased by the interest rate, annually compounded, for that guaranteed interest period. If you surrender, withdraw, or transfer amounts in the guaranteed interest account before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the amount of the transaction being taken from the guaranteed interest account.

The fixed account, the Market Value Adjustment and certain guaranteed interest periods might not be available in all jurisdictions. The fixed account does not participate in the investment performance of the Subaccounts.

Guaranteed Interest Periods

A guaranteed interest period is a specific interval of time over which the amount in the guaranteed interest account will be credited with interest at a guaranteed rate. The guaranteed interest period begins on the date the premium is allocated to, or Policy Value is transferred to, the guaranteed interest account with a specific duration. The guaranteed interest period ends on the last calendar day of the month when the number of years in the period (measured from the end of the month when the allocation was made) has elapsed.

Once you have allocated or transferred an amount to a guaranteed interest account with a specified guaranteed interest period and interest rate, the interest rate will not change. Different allocations you make to the guaranteed interest account may be credited with different interest rates, depending on the timing of your allocation.

Expiration and Automatic Renewal of Interest Rates in the Guaranteed Interest Accounts

During the 30-day period following the end of a guaranteed interest period, you may transfer the amount in the guaranteed interest account to the Subaccounts or to a different guaranteed interest account. A Market Value Adjustment will not apply if you surrender, withdraw, or transfer the amounts in the guaranteed interest account during that 30-day window. During the 30-day window at the end of a guaranteed interest period, we will credit interest at an annual effective rate of 3% to the amounts in the guaranteed interest account. If you place the amount in another guaranteed interest account, we will credit the interest rate for that account during the 30-day period. If we do not receive written notice from you during the 30-day window, we will automatically begin another guaranteed interest period of the same duration as the previous guaranteed interest period.

If the same duration is not available, or if renewal of the same duration would continue the Policy beyond the Annuity Date, we will automatically begin a one-year guaranteed interest period on the first day after the end of the 30-day window. Your Policy Value in the guaranteed interest account will earn interest at the guaranteed rate that we have declared for that duration.

Market Value Adjustment

If you surrender, withdraw, or transfer before the end of a guaranteed interest period, we will apply a Market Value Adjustment to the amount of that transaction that is taken from the guaranteed interest account. A Market Value Adjustment will either increase or decrease the amount in the guaranteed interest account. A Market Value Adjustment never results in a reduction in interest to less than 3 percent per year on the amount that you allocated to the guaranteed interest account. This adjustment does not apply to the one-year guaranteed interest period. The Market Value Adjustment resets at the start of each guaranteed interest period.

A Market Value Adjustment compares:

(i)	the guaranteed interest rate that applied to the guaranteed interest period being surrendered, withdrawn, or transferred; with
(ii)	the current guaranteed interest rate that we are crediting to a guaranteed interest period of the same duration.

If an equal guaranteed interest period is not offered, we will use the linear interpolation of the guaranteed interest rates for the guaranteed interest periods closest in duration that are offered. Any surrender, withdrawal, or transfer of the amounts in a guarantee interest account is subject to a Market Value Adjustment, unless:

•	the date of the surrender, withdrawal, or transfer is within 30 days after the end of a guaranteed interest period;
•	the surrender, withdrawal, or transfer is from the one-year guaranteed interest period; or
•	the surrender, withdrawal or transfer is to provide death benefits, nursing home benefits, terminal illness benefits, or annuitization under the Policy.

The Market Value Adjustment will be applied after deducting any transfer fees, but before deducting any surrender charges or taxes due.

On the date the Market Value Adjustment is to be applied, one of the following will happen:

•	If the guaranteed interest rate we are crediting to your guaranteed interest account, less 0.50%, is less than the guaranteed interest rate that we are currently crediting to a new guaranteed interest period of the same duration, then the Market Value Adjustment will be negative and will result in a payment of an amount that is less than the amount being surrendered, withdrawn, or transferred.

Example:	The rate we are crediting to your 3-year guaranteed interest account is 6.0%. In year 2, you wish to take a withdrawal. At that time, the rate we are crediting to a new 3-year guaranteed interest period is 6.5%. Because 6.0% – 0.50% (5.5%) is less than current rate of 6.5%, the Market Value Adjustment will be negative.

•	If the guaranteed interest rate we are crediting to your guaranteed interest account is greater than 0.50% plus the guaranteed interest rate that we are currently crediting to a new guaranteed interest period of the same duration, then the Market Value Adjustment will be positive and will result in the payment of an amount greater than the guarantee amount (or portion thereof) being surrendered, withdrawn, or transferred.

Example:	The rate we are crediting to your 3-year guaranteed interest account is 6.0%. In year 2, you wish to take a withdrawal. At that time, the rate we are crediting to a new 3-year guaranteed interest period is 5.0%. Because 6.0% is greater than 5.0% + 0.5% (5.5%), the Market Value Adjustment will be positive.

We compute the Market Value Adjustment by multiplying the amount being surrendered, withdrawn, or transferred by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as follows:

Market Value Adjustment Factor = Lesser of	(a)	(1 + i)n/12	-1
		(1 + r + .005)n/12

OR	(b)	.05

where:

“i”	is the guaranteed interest rate we have been crediting to the amount you are surrendering, withdrawing, or transferring;

“r”	is the guaranteed interest rate that we are currently crediting to a new guaranteed interest period of the same duration as the guaranteed interest account in (i); and

“n”	is the number of months remaining until the expiration of the guaranteed interest period for the amount you are surrendering, withdrawing, or transferring.

There is no definitive guidance on the proper tax treatment of Market Value Adjustments, and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

The Variable Account

We established the Canada Life of America Variable Annuity Account 1 (the Variable Account) as a separate investment account on July 22, 1988, under Michigan law. Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to our other income, gains or losses. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management, investment policies or practices of the Variable Account.

The Variable Account currently is divided into Subaccounts, each of which invests its assets in shares of the corresponding portfolio of the funds described below.

The Portfolios

Shares of a portfolio can be purchased and redeemed for a corresponding Subaccount at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a portfolio are reinvested in additional shares of that portfolio at their net asset value. The funds’ prospectuses define the net asset value of portfolio shares.

The funds are management investment companies with one or more investment portfolios. Each fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the company or the portfolios by the SEC.

The funds may, in the future, create additional portfolios that may or may not be available as investment options under the Policies. Each portfolio has its own investment objectives and the income and losses for each portfolio are determined separately for that portfolio.

The investment objectives and policies of certain portfolios of the funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios of the funds, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios of the funds will be comparable to the investment results of any other portfolio, even if the other portfolios have the same investment adviser or manager.

We may receive significant compensation from the investment adviser or distributor of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the portfolios and their availability through the Policies. We (or our affiliates) also receive all or some of the 12b-1 fees deducted from portfolio assets. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the Policies and other contracts issued by us. These percentages differ (up to a 0.25% maximum), and some distributors or advisers (or affiliates) may pay us more than others.

The following is a brief description of the investment objectives of each of the funds’ portfolios. No one can promise that any portfolio will achieve its stated objective. Please see the attached prospectuses for the funds for more detailed information, including a description of risks and expenses.

Certain portfolios have similar investment objectives and/or policies. You should read the prospectus for each portfolio carefully before you invest, and consider which portfolios meet your financial goals and objectives.

Portfolio	Investment Objective and Investment Adviser
Alger American Growth Portfolio	Seeks long-term capital appreciation. The investment adviser is Fred Alger Management, Inc.
Alger American Leveraged AllCap Portfolio	Seeks long-term capital appreciation. The investment adviser is Fred Alger Management, Inc.
Alger American MidCap Growth Portfolio	Seeks long-term capital appreciation. The investment adviser is Fred Alger Management, Inc.
Alger American Small Capitalization Portfolio	Seeks long-term capital appreciation. The investment adviser is Fred Alger Management, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial shares)	Seeks to provide capital growth; current income is a secondary goal. The investment adviser is The Dreyfus Corporation.
Dreyfus VIF-Appreciation Portfolio (Initial shares)

Seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The investment adviser is The Dreyfus Corporation and Fayez Sarofim & Co. is the subadvisor.

Dreyfus VIF-Growth and Income Portfolio (Initial shares)	Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The investment adviser is The Dreyfus Corporation.
Fidelity VIP Growth Portfolio (Initial Class)	The fund seeks to achieve capital appreciation. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Adviser is FMR Co., Inc.
Fidelity VIP High Income Portfolio (Initial Class)

Seeks high level of current income while also considering growth of capital. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Money Market Portfolio (Initial Class)

Seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc. and Fidelity Investments Money Management, Inc.

Fidelity VIP Overseas Portfolio (Initial Class)

Seeks long-term growth of capital. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Asset Manager Portfolio (Initial Class)

Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Contrafund Portfolio (Initial Class)

Seeks long-term capital appreciation. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Index 500 Portfolio (Initial Class)

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Index(S&P 500). The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Adviser is FMR Co., Inc.

Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

Seeks as high a level of current income as is consistent with the preservation of capital. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc. and Fidelity Investments Money Management, Inc.

Fidelity VIP Growth Opportunities Portfolio (Initial Class)

Seeks to provide capital growth. The Investment Adviser is Fidelity Management & Research Company, Boston, MA and the Investment Sub-Advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Goldman Sachs VIT Capital Growth Fund	Seeks long-term growth of capital. The investment adviser Goldman Sachs Asset Management, L. P.
Goldman Sachs VIT CORESM U.S. Equity Fund	Seeks long-term growth of capital and dividend income. The investment adviser is Goldman Sachs Asset Management, L. P.
Goldman Sachs VIT Growth and Income Fund	Seeks long-term growth of capital and growth of income. The investment adviser is Goldman Sachs Asset Management, L. P.
Janus Aspen Flexible Income Portfolio	Seeks to obtain maximum total return, consistent with preservation of capital. The investment adviser is Janus Capital Management LLC.
Janus International Growth Portfolio	Seeks long-term growth of capital. The investment adviser is Janus Capital Management LLC.
Montgomery Variable Series: Emerging Markets Fund	Seeks long-term capital appreciation. The investment adviser is Montgomery Asset Management, LLC.
Seligman Communications and Information Portfolio	Seeks to produce capital gain. The investment adviser is J. & W. Seligman & Co. Incorporated.
Seligman Frontier Portfolio	Seeks growth of capital; income may be considered, but will be incidental to the Portfolio’s investment objective. The investment adviser is J. & W. Seligman & Co. Incorporated.
Seligman Global Technology Portfolio	Seeks long-term capital appreciation. The investment adviser is J. & W. Seligman & Co. Incorporated.
Seligman Small-Cap Value Portfolio	Seeks long-term capital appreciation. The investment adviser is J. & W. Seligman & Co. Incorporated.
Van Eck Worldwide Emerging Markets Fund	Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The investment adviser is Van Eck Associates Corporation.
Van Eck Worldwide Real Estate Fund

Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. The investment adviser is Van Eck Associates Corporation.

Van Eck Worldwide Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in “hard asset securities.” Income is a secondary consideration. The investment advisor is Van Eck Associates Corporation.
Van Eck Worldwide Absolute Return Fund	Seeks to achieve consistent absolute (positive) returns in various market cycles. The investment advisor is Van Eck Associates Corporation.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Policy.

We reserve the right, subject to applicable law, to add, delete, and substitute shares of another portfolio of the funds or shares of another registered open-end investment company if, in our judgment, investment in shares of a current portfolio(s) is no longer appropriate. We may also add, delete, or substitute shares of another portfolio of the funds or shares of another registered open-end investment company only for certain classes of owners. New or substitute portfolios or funds may have different fees and expenses and may only be offered to certain classes of owners. These decisions will be based on reasons such as a change in investment objective, a change in the tax laws, or the shares are no longer available for investment. We will first obtain SEC and/or any applicable state approval, if such approval is required by law.

When permitted by law, we also reserve the right to:

•	create new separate accounts;
•	combine separate accounts, including the Canada Life of America Variable Annuity Account 2;
•	remove, combine or add Subaccounts and make the new Subaccounts available to owners at our discretion;
•	add new portfolios of the funds or of other registered investment companies;
•	deregister the Variable Account under the 1940 Act if registration is no longer required;
•	make any changes required by the 1940 Act; and
•	operate the Variable Account as a managed investment company under the 1940 Act or any other form permitted by law.

If a change is made, we will send you a revised prospectus and any notice required by law.

PURCHASE OF A POLICY

The accumulation period begins when you make your first premium payment, and continues until you begin to receive annuity payments during the payout period. The accumulation period also will end if you terminate your Policy, including if you fully withdraw your Policy Value before the payout period.

You may make premium payments at any time during the accumulation period until the Annuity Date. You must obtain our prior approval before your total premiums paid can exceed $1,000,000.

Initial Premium

You must submit a complete application and check made payable to us for the initial premium. The following chart outlines the minimum initial premium we require:

Type of Policy	Minimum Initial Premium Accepted*
Policy is an IRA	$3,000
Policy is not an IRA	$5,000
Policy is IRA and PAC agreement** for additional premiums submitted	$50
Policy is not an IRA and PAC agreement for additional premiums submitted	$100

*	We reserve the right to lower or raise the minimum initial premium.
**	For more information on PAC agreements, see “Pre-Authorized Check Agreement Plan”.

The application must meet our underwriting standards. The application must be properly completed and accompanied by all the information necessary to process it, including the initial premium.

We will normally accept the application and apply the initial premium within two business days of receipt at our Administrative Office. However, we may hold the premium for up to five business days while we attempt to complete the processing of an incomplete application. If this cannot be done within five business days, we will inform you of the reasons for the delay and immediately return the premium, unless you specifically consent to our keeping the premium until the application is made complete. We will then apply the initial premium within two business days of when the application is correctly completed.

The date we credit your initial premium payment to your Policy is the Policy Date. We will credit your initial premium payment to the Subaccounts at the accumulation unit value next computed at the end of the Policy Date.

“Section 1035” Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old policy, and there will be a new surrender charge period for this Policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax (and a federal penalty tax if you have not reached 59 1/2) on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Ten Day Right to Examine Policy

You have the right to cancel the Policy for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer. To cancel the Policy, you must send a written request for cancellation and return the original Policy or send a Lost Policy Statement to us by mail to the Administrative Office before the end of the right to examine period. On the Policy Date, we will direct the initial premium to the Subaccounts and/or to the guaranteed interest accounts that you selected on your application, based on the percentages you specified.

Depending on your state of residence, if you cancel your Policy during the right to examine period, your refund will equal one of the following amounts:

1.	if your Policy Value increased or has stayed the same, your refund will equal the Policy Value on the date we received the returned Policy at the Administrative Office minus any withdrawals. We will credit back to you any Subaccount charges we deducted on or before the date we received the returned Policy;

2.	if your Policy Value decreased, your refund will equal your Policy Value minus any withdrawals. We will credit back to you any Subaccount charges deducted on or before the date we received the returned Policy; or

3.	if greater than 1 or 2 and if required by the law of your state, your premium payments minus any withdrawals you made.

We will calculate the amount of the refund as of the date we first receive your written request and Policy.

If your state requires a return of Policy Value, or has no mandate, you bear the investment risk for premium payments allocated to the Subaccounts during the right to examine period. We do not assess a surrender charge on your refund.

If your state requires a return of premiums paid, we will receive any gains or bear any losses from the investment of your premium payment during the right to examine period in the Subaccounts you selected on your application.

We will pay the refund within 7 days after we receive your Policy and written request for cancellation of the Policy in the Administrative Office. The Policy will be void once we issue your refund.

Electronic Data Transmission of Application Information

In certain states, we may accept electronic data transmission of application information accompanied by a wire transfer of the initial premium. Contact us to find out about state availability.

When we receive the electronic data and wire transmittal, we will process the information and allocate the premium payment according to your instructions. We will then send a Policy and verification letter to you to sign.

During the period from receipt of the initial premium until the signed verification letter is received, no financial transactions may be executed under the Policy, unless you request such transactions in writing and provide a signature guarantee.

Premium Allocation

You elect on your application how you want your initial premium to be allocated among the Subaccounts and the guaranteed interest accounts. Any additional premiums will be allocated in the same manner as the most recent allocation applied to your Policy unless, at the time of payment, we have received your written notice to the contrary.

We cannot guarantee that a Subaccount or shares of a portfolio will always be available. If you request that all or part of a premium be allocated to a Subaccount that is not available, we will immediately return that portion of the premium to you, unless you specify otherwise.

Additional Premium

You may make additional premium payments at any time before the Annuity Date. Our prior approval is required before we will accept an additional premium that, together with the total of other premiums paid, would exceed $1,000,000. We will apply additional premiums as of the date they are received at our Administrative Office, provided we receive the premium before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive the premium after the close of our business day, we will apply it to your Policy as of the next business day. We will send you a confirmation statement for each additional premium payment.

The following chart outlines the minimum additional premium we will accept:

Type of Policy	Minimum Additional Premium Accepted*
Policy is an IRA	$1,000
Policy is not an IRA	$1,000
Policy is IRA and PAC agreement** for additional premiums submitted	$50
Policy is not an IRA and PAC agreement for additional premiums submitted	$100

*	We reserve the right to lower or raise the minimum additional premium.
**	For more information on PAC agreements, see “Pre-Authorized Check Agreement Plan”.

POLICY VALUES

Policy Value

The Policy Value is the sum of: the value of amounts you have allocated to the Subaccounts; and the value of amounts you have allocated to the fixed account. If you withdraw a portion of the Policy Value, we will deduct a proportionate amount from each Subaccount and each guaranteed interest account in the fixed account, based on current cash values, unless you direct us to do otherwise.

Subaccount Values

Each business day, Subaccount values will change to reflect the investment performance of the underlying portfolios, net premium payments we receive, full or partial withdrawals taken, transfers, and charges assessed in connection with the Policy. There are no guaranteed Subaccount values.

We determine the value of each Subaccount at the end of each business day. We determine your Policy’s value in each Subaccount by multiplying a Subaccount’s accumulation unit value for the relevant valuation period by the number of accumulation units of that Subaccount that are allocated to your Policy.

On the Policy Date, we convert the portion of your initial premium allocated to the Subaccounts into accumulation units. Thereafter, we convert any amounts you allocate or transfer to the Subaccounts into accumulation units at the end of each business day.

We determine the number of accumulation units to be credited to your Policy by dividing the dollar amount you allocate or transfer to a Subaccount by the accumulation unit value for that Subaccount at the end of the business day during which we receive your allocation or transfer request. The number of accumulation units in any Subaccount will be increased at the end of the business day by: any net premium payments we received during the current business day and any amounts you requested be transferred to the Subaccount during the current business day.

We will process any amounts transferred from, or withdrawn from a Subaccount by canceling accumulation units. We will determine the number of accumulation units to be cancelled by dividing the dollar amount being removed from a Subaccount by the accumulation unit value for that Subaccount at the end of the business day during which we received your request to transfer or withdraw. We will reduce the number of accumulation units in any Subaccount at the end of the business day by:

•	any amounts you or we transferred (including any applicable transfer fee) from that Subaccount;
•	any amounts you or we withdrew on that business day (including amounts withdrawn to pay the annual administration charge); and
•	any surrender charge or premium tax we assessed upon a partial withdrawal or surrender.

Accumulation Unit Value

The accumulation unit value for each Subaccount’s first valuation period is set at $10. After that, the accumulation unit value is determined by multiplying the accumulation unit value at the end of the immediately preceding valuation period by the net investment factor for the current valuation period. The net investment factor reflects the Subaccount charges. The accumulation unit value for a valuation period applies to each day in that period. The accumulation unit value may increase or decrease from one valuation period to the next.

Net Investment Factor

The Net Investment Factor is an index that measures the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a Net Investment Factor, which may be greater than or less than 1.

The Net Investment Factor for each Subaccount for a valuation period equals 1 plus (or minus) the rate of return earned by the portfolio in which the Subaccount invests, adjusted for taxes charged or credited to the Subaccount, the mortality and expense risk charge, and the daily administration fee.

TRANSFERS

Transfer Privilege

Before the Annuity Date, you may transfer all or a part of an amount in a Subaccount to another Subaccount or to a guaranteed interest account. You also can transfer an amount in a guaranteed interest account to a Subaccount or another guaranteed interest account. Transfers are subject to the following restrictions:

1.	transfers must be at least $250;
2.	a transfer that would reduce the amount in that Subaccount or guaranteed interest account below $500 will be treated as a transfer request for the entire amount in that Subaccount or guaranteed interest account; and
3.	transfers from the guaranteed interest accounts, except from the one-year guaranteed interest account, may be subject to a Market Value Adjustment.

We will make all transfers as of the business day on which we receive your written or faxed request (or telephone authorization) to transfer, provided we receive it at our Administrative Office before the close of our business day, usually 4:00 p.m. Eastern Time. The transfer will be processed based on the accumulation unit values determined at the end of the business day on which we receive your request. If we receive your request after the close of our business day, we will make the transfer as of the next business day. There currently is no limit on the number of transfers that you can make before the Annuity Date among or between Subaccounts or to the fixed account. We reserve the right to discontinue transfer privileges, modify our procedures, change our minimum transfer amount requirements, or limit the number of transfers we permit.

Excessive Trading Limits

Some Policy owners may use market timing firms or other third parties to make transfers on their behalf. Activity by such market timing firms or third parties may result in unusually large transfers of funds which, in turn, may interfere with our ability or the ability of the underlying fund to process transactions. Such excessive trading also may adversely affect the performance of the Subaccounts.

We reserve the right to limit transfers in any Policy year, or to refuse any of your transfer requests if:

•	we believe, in our sole discretion, that excessive trading, a specific transfer request, or a group of transfer requests by an owner or the owner’s agent may have a detrimental effect on the accumulation unit values of any Subaccount or the share prices of any portfolio or would be detrimental to other owners; or

•	we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in a manner reasonably designed to prevent transfers that we consider to be disadvantageous to other owners. If your request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

Telephone and Fax Transfer Requests

We can process your transfer request by phone if you have completed our administrative form or initialed the authorization box on your application. The authorization will remain effective until we receive your written revocation or we discontinue this privilege. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not employ such reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording telephone calls and obtaining personal security codes and policy number before we process any transfers.

We also accept transfer instructions provided to us via fax at 888-670-4836. Any correspondence or any faxed instructions sent to another number will not be considered received until received in the Administrative Office. The address for the Administrative Office is Administrative Office, P. O. Box 105662, Atlanta, Georgia 30348.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We cannot accept or process transfer requests left on our voice mail system, although transfers through our Intouch® Voice Response System or Annuity Online are acceptable.

Transfer Fee

There is no limit to the number of transfers that you can make between Subaccounts or the guaranteed interest accounts. The first 12 transfers during each Policy year are currently free. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy year. A transfer request (including mailed, faxed and telephone requests) is considered to be one transfer, regardless of the number of Subaccounts or guaranteed interest periods affected by the request. The processing fee will be deducted proportionately from the receiving Subaccounts and guaranteed interest accounts. The $25 transfer fee is waived when you use the Intouch® Voice Response System or Annuity Online, portfolio rebalancing, and dollar cost averaging services.

OWNER SERVICES

Intouch® Voice Response System

The Intouch® Voice Response System is our interactive voice response system that you can access through your touch-tone telephone. Use of this service allows you to:

•	obtain current Subaccount balances;
•	obtain current Policy and accumulation unit values;
•	change your Subaccount allocations; and
•	transfer amounts between Subaccounts or to the guaranteed interest accounts.

Transfers from the guaranteed interest accounts, other than from the one-year guaranteed interest account, are not permitted under the Intouch® Voice Response System. Your Policy number and personal identification number, which we issue to you to ensure security, are required for any transfers and/or allocation changes.

When using the Intouch® Voice Response System, you will not be assessed a transfer fee regardless of the number of transfers made per Policy year.

Annuity Online

Annuity Online is our online annuity system that you can access from our website. Use of this service allows you:

•	Instant Access to your policy information including transaction history;

•	The ability to transfer money between Subaccounts;

•	The ability to change future Subaccount allocations.

Annuity Online also provides up to date information on: Unit Values, Current Interest Rates, Fixed Accounts Interest Rates and Current Product Prospectuses.

Pre-Authorized Check Agreement Plan (PAC)

You may choose to have monthly premiums automatically collected from your checking or savings account pursuant to a pre-authorized check agreement plan (PAC). You may terminate this plan by providing us with 30 days advance written notice. We may terminate this plan upon 30 days advance written notice to you, or at any time that a payment has not been paid by your bank. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

Dollar Cost Averaging

The dollar cost averaging program permits you to systematically transfer specified amounts from any Subaccount or one-year guaranteed interest account to any other Subaccounts or guaranteed interest accounts on a monthly basis. Transfers under this program are subject to our administrative procedures and restrictions regarding transfers. (See “Transfer Privilege.”)

The amount transferred must be at least $250. The amount transferred will purchase more accumulation units of a Subaccount when its value is lower, and fewer accumulation units when its value is higher. Over time, the cost per accumulation unit averages out to less than if all purchases had been made at the highest value, and greater than if all purchases had been made at the lowest value. Dollar Cost Averaging reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets. Before deciding to use the Dollar Cost Averaging program, you should discuss the benefits and risks of the program with your registered representative.

To begin Dollar Cost Averaging, please contact our Administrative Office to obtain a copy of our Dollar Cost Averaging form, complete the form and return it to the Administrative Office. We will continue to process transfers until one of the following occurs:

•	the entire value of the Subaccount or the one-year guaranteed interest period is completely depleted; or
•	we receive your written notice to stop the monthly transfers; or
•	we discontinue this privilege.

This option is not available on the 29th, 30th or 31st day of a month. There is no charge for this feature. A transfer under the Dollar Cost Averaging program is not a transfer for purposes of assessing a transfer charge. We reserve the right to change our procedures or to discontinue the Dollar Cost Averaging privilege upon 30 days written notice to you.

Automatic Portfolio Rebalancing

Once you have allocated your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to rebalance your Subaccount value periodically—on a monthly, quarterly, semi-annual or annual basis—to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages and must be at least 1% per allocation. We make no representation or guarantee that portfolio rebalancing will result in a profit, protect you against loss or ensure that you meet your financial goals.

To begin Automatic Portfolio Rebalancing, please contact our Administrative Office to obtain a copy of our Automatic Portfolio Rebalancing form, complete the form and return it to the Administrative Office. We will begin Automatic Portfolio Rebalancing once we receive your completed form. Participation in Automatic Portfolio Rebalancing is voluntary and you can modify or discontinue it at any time by sending us written notice. Automatic Portfolio Rebalancing is not available for the fixed account.

Once you elect Automatic Portfolio Rebalancing, we will continue to perform Portfolio rebalancing until you instruct us to stop. An Automatic Portfolio Rebalancing transfer is not considered a transfer for purposes of assessing a transfer charge. This option is not available on the 29th, 30th or 31st day of a month. There is no charge for this feature.

We reserve the right to change our procedures or discontinue offering Automatic Portfolio Rebalancing upon 30 days written notice to you.

Systematic Withdrawal Privilege

You may elect to use the Systematic Withdrawal Privilege (SWP) to withdraw a fixed amount from the Subaccounts and the 1 year guaranteed interest account on a monthly, quarterly, semi-annual or annual basis, beginning 30 days after the Policy Date.

To begin SWP, please contact our Administrative Office to obtain a copy of our SWP form, complete the form and return it to the Administrative Office. Allow 30 days for processing. Each systematic withdrawal payment must be at least $250.

We will assess surrender charges on SWP withdrawals, unless surrender charges no longer apply to the amounts withdrawn or the amount you withdraw qualifies as a free withdrawal amount: The free withdrawal amount in any Policy year is equal to:

•	100% of investment earnings in the Subaccounts available at the time the SWP is processed, plus 100% of interest; plus

•	10% of premiums that you paid into the Policy less than 7 years (5 years in certain circumstances) from the date of the withdrawal *

* No more than 10% of premiums may be withdrawn in a single Policy year, even if you have not withdrawn the maximum amount in previous years. We will make withdrawals first from the oldest premiums paid.

Surrender charges do not apply to amounts required to be withdrawn from a Qualified Policy, pursuant to the minimum required distribution rules under federal tax laws. Such waiver of surrender charge for minimum required distribution does not apply to withdrawals from this Policy to satisfy minimum distribution requirements for other investments.

If applicable, a charge for premium taxes may be deducted from each systematic withdrawal payment. Withdrawals from a guaranteed interest period other than from the one-year guaranteed interest period may be subject to a Market Value Adjustment. We do not deduct any other charges for this privilege. In certain circumstances, amounts withdrawn pursuant to a systematic withdrawal option may be included in an owner’s gross income and may be subject to penalty taxes.

SWP will end at the earliest of the date:

•	when the Subaccounts and guaranteed interest accounts you specified for those withdrawals have no remaining amount to withdraw;
•	the Cash Surrender Value is reduced to $2,000*;
•	you choose to pay premiums by the pre-authorized check agreement plan;
•	we receive your written notice to end this program; or
•	we choose to discontinue this program upon 30 days advance written notice to you.

* We may pay the Cash Surrender Value and terminate the Policy if you have not paid any premiums for at least two years and the Policy Value is less than $2,000 (see “Automatic Termination”).

This option is not available on the 29th, 30th or 31st day of a month. We reserve the right to change the terms of, or to terminate, the SWP privilege.

References to partial withdrawals in other provisions of this Prospectus include systematic withdrawals.

ACCESS TO YOUR MONEY

You may withdraw some or all of your Policy Value during the accumulation period. We must receive a properly completed withdrawal request that contains your original signature. We will accept faxed requests for withdrawals of $250 or more, provided that the requests are received at the Administrative Office, and the withdrawal proceeds are being sent to your address of record. You must submit the Policy along with a written request when taking a full surrender. We will not accept faxed requests for full surrenders.

A surrender or partial withdrawal may have adverse tax consequences for you. You may have to pay federal income taxes on any money you withdraw. If you take a withdrawal before age 59½, a federal penalty tax may apply.

Access to amounts in a Qualified Policy may be restricted or prohibited. Moreover, your right to make full or partial withdrawals of Policy Value is subject to any restriction imposed by applicable law or employee benefit plans.

We will pay any amounts withdrawn from the Subaccounts within seven days. However, we may suspend or postpone payment from the fixed account under certain conditions. (See “Other Information.”)

Cash Surrender Value

You may withdraw fully from the Policy anytime before the Annuity Date and receive the Cash Surrender Value.

The Cash Surrender Value is equal to:

•	the Policy Value: minus
•	any applicable surrender charge; plus
•	any Market Value Adjustment; minus
•	the annual administration charge; minus
•	any premium taxes not previously deducted.

The Cash Surrender Value may be more or less than the total of all premium payments you paid into the Policy.

We will determine the Cash Surrender Value using the accumulation value next computed after we receive your withdrawal request, and your Policy, at our Administration Office. Requests we receive before the close of our business day, usually 4:00 p.m. Eastern Time, will be processed as of that day. If we receive a full surrender request after the close of our business day, we will determine the Cash Surrender Value as of the next business day.

You may elect to have the Cash Surrender Value paid in a single sum or under a payment option. (See “Payment Options.”) The Policy ends when we pay the Cash Surrender Value.

A full surrender may have adverse federal income tax consequences, including a penalty tax. (See “Federal Tax Matters.”)

Partial Withdrawals

You may withdraw part of the Cash Surrender Value, subject to the following:

•	the minimum amount you can withdraw is $250;
•	the maximum amount you can withdraw is the amount that would leave a Cash Surrender Value of $2,000; and
•	if a partial withdrawal request would reduce the amount in a Subaccount or a guaranteed interest account below $500, we will treat it as a request for a full withdrawal of the amount in that Subaccount or guaranteed interest account.

We will withdraw the amount you request as of the business day on which we receive your request at our Administrative Office, provided that we receive your request at the Administration Office before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request at the Administrative Office after the close of our business day, we will make the withdrawal as of the next business day. We will deduct any applicable surrender charge and premium tax from, and apply any applicable Market Value Adjustment to, the amount of your withdrawal request. We reserve the right to change the minimum partial withdrawal amount requirements.

You may specify the amount to be withdrawn from certain Subaccounts or guaranteed interest accounts. If you do not provide this information to us, we will withdraw proportionately from the Subaccounts and the guaranteed interest accounts in which you are invested. If you do provide this information to us, but the amount in the designated Subaccounts and/or guaranteed interest account is inadequate to comply with your withdrawal request, we will first withdraw from the specified Subaccounts and the guaranteed interest accounts. The remaining balance will be withdrawn proportionately from the other Subaccounts and guaranteed interest accounts in which you have value. A Market Value Adjustment will apply to any amounts you withdraw from a guaranteed interest account, except from the one year guaranteed interest account, before the expiration date of the account.

Any partial or systematic withdrawal may be included in the owner’s gross income in the year in which the withdrawal occurs, and may be subject to federal income tax (including a penalty tax equal to 10% of the amount treated as taxable income). The Internal Revenue Code restricts certain distributions under Tax-Sheltered Annuity Plans and other qualified plans. See “Federal Tax Status.”

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity policy issued under the ORP only upon: 1) termination of employment in the Texas public institutions of higher education; 2) retirement; or 3) death. Accordingly, a participant in the ORP, or the participant’s estate if the participant has died, will be required to obtain a certificate of termination from the employer or a certificate of death before Policy Values can be withdrawn or surrendered.

Automatic Termination

We may pay you the Cash Surrender Value and terminate the Policy if, before the Annuity Date, you have not paid any premiums for at least two years and the Policy Value is less than $2,000.

We will mail you a notice of our intention to terminate the Policy at least six months in advance. The Policy will automatically terminate on the date specified in the notice unless we receive an additional premium before such date. This additional premium must be at least the minimum amount specified in “Additional Premium.”

DEATH BENEFITS

Only one payment on death will be payable under this Policy. Once we make a payment on the death of an owner or annuitant, the Policy will terminate.

Take care when naming owners, annuitants and beneficiaries as it will affect the values, if any, that are paid on death.

Notification of Death

The death of any person who is an annuitant or an owner must be reported to us immediately, and we will require Due Proof of Death. We will pay the proceeds based upon the date we receive the due proof of death, the beneficiary’s’ payment instructions, and the applicable tax identification information of the person(s) or entity(ies) receiving the proceeds. In the case of death after the Annuity Date, we are entitled to immediately recover, and are not responsible for, any mispayments made because of a failure to notify us of any such death.

Death Benefit Paid Only on Death of Last Surviving Annuitant Before the Annuity Date

If the last surviving annuitant dies before the Annuity Date, we will pay the Death Benefit to the beneficiary as follows:

If we receive Due Proof of Death during the first five Policy years, the Death Benefit is the greater of:

(1.) the premiums paid, reduced by any prior partial withdrawals taken, surrender charges paid and premium taxes paid or due; or

(2.) the Policy Value on the date we receive Due Proof of Death, less premium taxes due.

If we receive Due Proof of Death after the first five Policy years, the Death Benefit is the greatest of:

1.	item “(1.)” above;
2.	item “(2.)” above; or
3.	the Policy Value on the most recent 5-Year-Policy anniversary occurring before both a). the date of death and b). the date we receive Due Proof of Death. This value will be reduced by any partial withdrawals taken, surrender charges paid plus any additional deposits from that date and taxes paid or due. Each 5-Year-Policy anniversary (5, 10, 15, 20, etc.) is measured from the Policy Date.

If you purchased the Policy after May 1, 2002, and if (3.) exceeds (2.) by an amount greater than $1,000,000, then Death Benefit under 3. above will be (2.) plus $1,000,000. This provision is subject to state approval.

If, on the date of death, any annuitant has reached age 81, the death benefit is the greater of items “(1.)” or “(2.)” above. If the Annuitant was 81 or older at issue, the Death Benefit is “(2.)” above. Any applicable premium taxes will be deducted from any payments of the Death Benefit.

For Death Benefits paid on Policies purchased before May 1, 1996, see Appendix A.

Subject to certain restrictions (see “Payments on the Death of Any Owner”), the beneficiary may elect to receive the Death Benefit in one of the following ways:

•	in a lump sum;
•	as an annuity; or
•	in any other manner required or permitted by law and approved by us.

The Death Benefit may be taxable. See “Federal Tax Status.” The Policy ends when we pay the Death Benefit.

Amount of Payment on Death of Any Owner Before the Annuity Date

If any owner dies before the Annuity Date, then the following applies:

•	If you (the deceased owner) were not the last surviving annuitant and we receive due proof of your death, payment instructions and applicable tax identification information of the person(s) or entity(ies) receiving the proceeds before the Annuity Date, we will pay the beneficiary the Policy Value as of the date we receive Due Proof of your Death.

•	If you (the deceased owner) were the last surviving annuitant and we receive due proof of your death, payment instructions and applicable tax identification information of the person(s) or entity(ies) receiving the proceeds before the Annuity Date, we will pay the beneficiary the Death Benefit proceeds described above in “Payment on Death of Last Surviving Annuitant.”

We will deduct any applicable premium tax from the proceeds, unless we deducted the tax from the premiums when paid.

The payment of any amounts on death of any owner will have federal income tax consequences. See “Federal Tax Status.”

Amount of Payment on Death of an Owner On or After the Annuity Date

If any owner dies on or after the Annuity Date, but before all proceeds payable under the Policy have been distributed, we will continue payments to the designated payee under the payment option in effect on the date of the deceased owner’s death.

Distribution of Payments on the Death of Any Owner

Federal tax law requires that if any owner dies before the Annuity Date, then the entire interest in the Policy must be distributed to the beneficiary(ies) as follows:

•	within five years of an owner’s death; or
•	over the life of the beneficiary (or a period not extending beyond the life expectancy of that beneficiary), with payments beginning within one year of the owner’s death.

A new settlement agreement will be drawn up and the original Policy will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

Spousal Continuation

If the deceased owner’s spouse is the joint owner, he or she may elect to continue the Policy. We will pay a death benefit on the death of the surviving spouse. If the deceased owner’s spouse is the sole beneficiary at the time of the deceased owner’s death, the spouse may elect to continue the Policy. If this occurs and the deceased owner was the only annuitant, the spouse will become the annuitant. We will pay a death benefit on the death of the surviving spouse.

If any owner is not an individual, the death or change of any annuitant will be treated as the death of an owner, and we will pay the beneficiary the Cash Surrender Value.

In all events, the foregoing procedures will be construed in a manner consistent with Section 72(s) of the Internal Revenue Code of 1986, as amended. If anything in the Policy conflicts with the foregoing, this prospectus will control.

FEES AND CHARGES

Surrender Charge

We deduct a surrender charge if you withdraw all or part of your Policy Value while surrender charges are in effect.

This charge reimburses us for expenses relating to the sale of the Policy, including broker-dealer compensation, printing sales literature, and advertising costs. We expect to profit from this charge.

We calculate the surrender charge from the date you made the premium payment being withdrawn. The surrender charge will vary depending on the number of years since you paid the premium payment, as shown in the following chart:

Policy Years Since Premium Was Paid	Surrender Charge
Less than 2	6%
2	5%
3	5%
4	4%
5	3%
6	2%
Greater than 7	None

Any surrender charge will be deducted from the amount withdrawn that is deemed to be premium.

You may always withdraw 100% of premiums paid that have been held in the Policy 7 years or more (5 years for certain Policies) from the date the premium was paid without incurring a surrender charge. We will make withdrawals from premiums paid on a “first in, first out” basis. The amount withdrawn is deemed to be taken first from any investment earnings in the Subaccounts, then from any interest earnings in the fixed account that are available at the time we receive the withdrawal request, then from premium payments, starting with the oldest premium paid.

We will waive the surrender charge on the payment of a death benefit or if you annuitize under payment option 1.

Free Withdrawal Amount

We do not assess a surrender charge on the free withdrawal amount. The free withdrawal amount in any single Policy year is equal to:

•	100% of investment earnings in the Subaccounts, plus 100% of interest earned in the fixed account; plus

•	10% of premiums that you paid into the Policy less than 7 years (5 years in certain circumstances) from the date of the withdrawal or surrender.*

* No more than 10% of the premium may be withdrawn in a single Policy year, even if you have not withdrawn the maximum amount in previous years. We will make withdrawals first from the oldest premiums paid.

We do not assess a surrender charge on amounts required to be withdrawn from a Qualified Policy, pursuant to the minimum required distribution rules under federal tax laws.

Sales to Groups and to Affiliates

The amount of surrender charges may be reduced or eliminated when some or all of the policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be eliminated when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; The Canada Life Assurance Company; Canada Life Insurance Company of New York; any selling broker-dealer; or any of their affiliates. In no event will reduction or elimination of the surrender charge be permitted where such reduction or elimination will be discriminatory to any person.

Terminal Illness and Nursing Home Confinement Waivers

When the Policy has been in effect for one year, surrender charges and any applicable Market Value Adjustment will be waived on any partial withdrawal or surrender after you provide us written evidence, satisfactory to us and signed by a qualified physician, that:

•	you are terminally ill, provided that:
•	your life expectancy is not more than 12 months, given the severity and nature of the terminal illness; and
•	the diagnosis of the terminal illness was made after the Policy Date of this Policy.

OR

•	you are or have been confined to a hospital, nursing home or long-term care facility for at least 90 consecutive days, provided that:
•	confinement is for medically necessary reasons at the recommendation of a physician;
•	the hospital, nursing home or long-term care facility is licensed or otherwise recognized and operating as such by the proper authority in the state where it is located and satisfactory evidence of such status is provided to us; and
•	we receive your withdrawal or surrender request at the Administrative Office no later than 91 days after the last day of your confinement.

Mortality and Expense Risk Charge

We assess an annual mortality and expense risk charge, deducted at each Valuation Period from the assets of each Subaccount. This charge:

•	is an annual rate of 1.25% of the average daily value of the net assets in each Subaccount;
•	is assessed during the accumulation period, but is not charged after the Annuity Date.

The mortality risk is the risk that annuitants may live for a longer period of time than we estimated when we established our guarantees in the Policy. Each annuitant is assured that neither his or her longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments received under the Policy. The mortality risk also arises from our obligation to pay a Death Benefit if the last surviving annuitant dies before the Annuity Date. No surrender charge is assessed against the payment of the Death Benefit, which also increases the mortality risk.

The expense risk we assume is the risk that the surrender charges, daily administration fee, and transfer fees may be insufficient to cover our actual future expenses.

If the mortality and expense charges are sufficient to cover such costs and risks, any excess will be profit to us. We expect to make such a profit, and using it to cover distribution expenses.

Daily Administration Fee

At each Valuation Period, we deduct a daily administration fee at an annual rate of 0.15% from the assets of each Subaccount. The fee is assessed during the accumulation period only, and is not charged after the Annuity Date. This daily administration fee relates to administrative costs under the Policies.

Annual Administration Charge

To cover the costs of providing certain administrative services such as maintaining Policy records, communicating with Policyowners, and processing transactions, we deduct an annual administration charge of $30 on each Policy Anniversary. We will also deduct this charge if the Policy is surrendered.

If the Policy Value on the Policy Anniversary is $75,000 or more, we will waive the annual administration charge. We will also waive the annual administration charge if the Policy is a Tax-Sheltered Annuity.

We will deduct the charge proportionately among any Subaccounts and the guaranteed interest accounts in which you are invested. If we deduct the charge from a Subaccount, we will cancel the appropriate number of units based on the unit value at the end of the business day on which the charge is assessed.

Transfer Fee

There is no limit to the number of transfers that you can make between Subaccounts or the guaranteed interest accounts. The first 12 transfers during each Policy year are currently free, although we reserve the right to change this procedure. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy year. A transfer request (including mailed, faxed and telephone requests) is considered to be one transfer, regardless of the number of Subaccounts or guaranteed interest accounts affected by the request. The processing fee will be deducted proportionately from the receiving Subaccounts and/or guaranteed interest accounts. The $25 transfer fee is waived when you use the Intouch® Voice Response System, Annuity Online, Automatic Portfolio Rebalancing, and dollar cost averaging programs.

Annuitization Charge

We deduct a charge from the amount annuitized equal to 2% of your Policy Value on the Annuity Date to cover administration and sales expenses.

Portfolio Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. For 2002, these charges ranged from 0.29% to 2.96% annually. Some portfolios deduct 12b-1 fees and service fees. These fees and charges will reduce the value of your investment in the Subaccounts. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation is based on the value of portfolio shares held for the Contracts and may be significant. We may also receive a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for administration or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others, up to a maximum of 0.25%.

Taxes

We will incur premium taxes in some jurisdictions relating to the Policies. Premium taxes currently range from 0% to 3.5%. Depending on the jurisdiction, we deduct any such taxes from your premiums when paid; from your Policy Value on surrender, partial withdrawal, or annuitization, or on any payment upon death of an owner or last surviving annuitant.

When any tax is deducted from the Policy Value, it will be deducted proportionately from the Subaccounts and the guaranteed interest accounts in which you are invested.

We reserve the right to charge or provide for any taxes levied by any governmental entity, including taxes that are levied against or attributable to premiums, Policy Values or annuity payments; or taxes that we incur which are attributable to investment income, capital gains retained as part of our reserves under the policies, or from the establishment or maintenance of the Variable Account.

ANNUITY PAYMENT OPTIONS

When the payout period begins, the annuitant will receive a steady stream of annuity payments from the money you have accumulated under your Policy. The Policy will end and the payout period will begin on the Annuity Date. We require the surrender of your Policy so that we may issue a supplemental policy for the applicable payment option. The supplemental policy may be issued by an affiliated company and will name who will receive the annuity payments and describe when the annuity payments will be made. You may annuitize at any time.

Annuity Date

If you own a non-qualified Policy, you may select the Annuity Date on which annuity payments will begin. We will start annuity payments to the annuitant on the Annuity Date shown in your Policy, unless you change the date. You may change your Annuity Date if:

•	we receive written notice at our Administrative Office at least thirty days before the current Annuity Date;
•	you request an Annuity Date that is at least thirty days after we receive your written notice; and
•	the Annuity Date is no later than the first day of the month after the annuitant’s 100th birthday.

For Qualified Policies purchased in connection with qualified plans under Code sections 401(a), 401(k), 403(b) and 457, minimum distributions in the form of partial withdrawals or annuity payments must begin no later than April 1 of the calendar year following the later of the year in which you (a) reach 70½ or (b) retire, and the payment must be made in a specified form or manner. If you are a “5 percent owner,” as defined in the Code, or the Policy is purchased in connection with an IRA that satisfies Code section 408, minimum distributions must begin no later than the date you reach 70½. Roth IRAs under Code section 408A do not require distributions during your lifetime.

Annuity Payout Options

The payout plan you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke or change a payment option at any time before the Annuity Date and while the annuitant(s) is/are living.

If an election is not in effect at the last surviving annuitant’s death, or if payment is to be made in one lump sum under an existing election, the beneficiary may elect one of the payment options, provided that the election is made within one year of the last surviving annuitant’s death and before any annuity payment has been made.

You may elect, change or revoke your choice of payment option by sending a written notice, accompanied by the written consent of any irrevocable beneficiary or assignee, to our Administrative Office at least 30 days before the Annuity Date.

We will generally apply the Policy Value (minus a 2% fee for administration and sales expenses) to Payment Option 1: Life Income with Payments for 10 Years Certain (described below). However, if you have an election on file at our Administrative Office to receive another mutually agreed upon payment option (Payment Option 2), we will honor that election and apply the Cash Surrender Value, less the 2% administration and sales fee.

You may not elect a payment option, and we will pay the proceeds in one lump sum, if either of the following conditions exists:

1.	the amount to be applied under the option is less than $1,000; or
2.	any periodic payment under the election would be less than $50.

Description of Payment Options

Payment Option 1: Life Income With Payments for 10 Years Certain

We will pay the annuity proceeds in equal amounts each month, quarter, or year during the annuitant’s lifetime or for 10 years, whichever is longer. We will make the first payment on a specified day of the month immediately following the Annuity Date. Subsequent payments shall be made on any specified day of the month, except the 29th, 30th or 31st.

If, when the person entitled to receive annuity payments dies, we have made annuity payments for less than ten years, we will continue to make annuity payments to the successor payee for the remainder of the ten-year period. The payment for each $1,000 of Policy Value used to purchase the payment option will at least equal that shown in the “Table of Payments” attached to the Policy form.

Payment Option 2: Mutual Agreement

We will pay the annuity proceeds according to other terms that you and we agree upon that is legally permissible.

Determining the Amount of Your Annuity Payment

We will use the Policy Value on the Annuity Date, (minus a 2% fee for administration and sales charges) to calculate the annuity payments under the payment option you select.

For Qualified Policies, distributions must satisfy certain requirements specified in the Code.

On the Annuity Date you may choose to receive the Policy Value, less any applicable surrender charges, in a lump sum payment.

If you select Payment Option 1, we will determine the amount of each annuity payment using the “Table of Payments” attached to your Policy form.

The amount of each payment depends upon:

•	the form and duration of the payout plan you choose;
•	the age of the annuitant (determined from the annuitant’s birthday nearest the due date of the first annuity payment);
•	the gender of the annuitant (where applicable);
•	the Policy Value (less the 2% administration and sales fee) at the time you elect the payment option; and
•	the interest rate (3.0% minimum) in effect at the time you elect the payment option.

The amount of each payment will vary according to the frequency of the payments and the length of the period during which we make the payments. The more frequently the payments are made, the lower the amount of each payment. For example, with all other factors being equal, payments made monthly will be lower than payments made annually. The longer the period during which payments are made, the lower the amount of each payment. For example, with all other factors being equal, payments guaranteed for twenty years will be lower than payments guaranteed for ten years.

YIELDS AND TOTAL RETURNS

Yields

From time to time, we may advertise yields, effective yields, and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolios of the funds. The funds’ performance reflects the funds’ expenses. See the attached prospectuses for the funds for more information.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Total Returns

Standardized Average Annual Total Return.    The standardized average annual total return quotations of a Subaccount represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which standardized average annual total return quotations are provided. Standardized average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning of the measuring period to the end of that period, 1, 5 and 10 years or since the Variable Account first invested in the portfolio. Standardized average annual total return reflects all historic investment results of the portfolio, and the deduction of all charges and deductions under the Policy (including the mortality and expense risk charge, the annual administration charge, the daily administrative fee, and any surrender charge that would apply if a owner terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes).

Other Total Returns.    We may, in addition, advertise performance information computed on a different basis.

1)    Non-standardized Average Annual Total Return.    We may present non-standardized average annual total return information computed on the same basis as described above, except deductions will not include the surrender charge. This presentation assumes that the investment in the Policy persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the Policy.

2)    Adjusted Historic Portfolio Average Annual Total Return.    We may present nonstandardized “adjusted” average annual total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic portfolio performance includes data that precedes the dates when the Variable Account first invested in the underlying portfolio. This data is designed to show the performance that would have resulted if the Variable Account had been invested in the underlying portfolio since the portfolio’s inception.

Industry Comparison

We may compare the performance of each Subaccount in advertising and sales literature to the performance of other variable annuity issuers in general. We may also compare the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (Lipper) and the Variable Annuity Research Data Service (VARDS) are independent services which monitor and rank the performances of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Other services or publications may also be cited in our advertising and sales literature.

Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analysis prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk-adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

We may also compare the performance of each Subaccount in advertising and sales literature to the Standard & Poor’s composite index of 500 common stocks, a widely used index to measure stock market performance. This unmanaged index does not reflect any “deduction” for the expense of operating or managing an investment portfolio. We may also make comparison to Lehman Brothers Government/Corporate Bond Index, an index that includes the Lehman Brothers Government Bond and Corporate Bond Indices. These indices are total rate of return indices. The Government Bond Index includes the Treasury Bond Index (public obligations of the U.S. Treasury) and the Agency Bond Index (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt. All issues have at least a one-year maturity, and all returns are at market value inclusive of accrued interest. Other independent indices such as those prepared by Lehman Brothers Bond Indices may also be used as a source of performance comparison.

We may also compare the performance of each Subaccount in advertising and sales literature to the Dow Jones Industrial Average, a stock average of 30 blue chip stock companies that does not represent all new industries. Other independent averages such as those prepared by Dow Jones & Company, Inc. may also be used as a source of performance comparison. Day to day changes may not be reflective of the overall market when an average is composed of a small number of companies.

Tax Deferral Charts

We may also distribute sales literature or other information including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis where allowed by state law. All income and capital gains derived from Subaccount investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can result in substantial long-term accumulation of assets, provided that the investment experience of the underlying portfolios of the funds is positive.

FEDERAL TAX MATTERS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy.

When you invest in an annuity Policy, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Policy is called a Qualified Policy. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Policy. The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Non-Qualified Policies

Non-Natural Person.    If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Policy, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Policy (generally, the premiums or other consideration paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Policies owned by natural persons.

Withdrawals.    When a withdrawal from a Non-Qualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner’s investment in the Policy (generally, the premiums or other consideration paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. The account value immediately before a withdrawal may have to be increased by any positive Market Value Adjustments calculated at the time of withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments, and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the Policy.

Penalty Tax on Certain Withdrawals.    In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments.    Although tax consequences may vary depending on the payout option elected under an annuity Policy, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.    Amounts may be distributed from a Policy because of your death or the death of the last surviving annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Policy.    A transfer or assignment of ownership of a Policy, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies.    All non-qualified deferred annuity Policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Policy for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information.    We believe that the Policies will qualify as annuity Policies for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Policies.”

Taxation of Qualified Policies

The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of a specified annual amount or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the Death Benefit provision in the Policy comports with IRA qualification requirements.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes a Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax.

Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Death Benefit could be characterized as an incidental death benefit, the amount of which is limited in any Code Section 403(b) annuity Policy. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Policy can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Other Tax Issues.    Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Policies generally are subject to withholding for the owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions. In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Policy can be zero.

“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Policy owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

DISTRIBUTION OF POLICIES

Canada Life of America Financial Services, Inc. (CLAFS) serves as the principal underwriter of the Policies for the Variable Account. CLAFS, our wholly owned subsidiary and a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (1934 Act) as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. CLAFS’ principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

Sales of the Policies will be made by registered representatives of broker/dealers registered under the 1934 Act and authorized by CLAFS to sell the Policies. Such registered representatives will be licensed insurance agents appointed with our Company and authorized by applicable law to sell variable annuity policies. CLAFS will pay distribution compensation to selling broker/dealers in varying amounts that, under normal circumstances, is not expected to exceed 6.5% of premium payments under the Policies.

Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager’s compensation; agents’ training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS’s operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with those broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sales of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged to owners or the Variable Account.

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue this offering at any time.

OTHER INFORMATION

Other Policy Provisions

Owner

During any annuitant’s lifetime and before the Annuity Date, you have all of the ownership rights and privileges granted by the Policy. If you appoint an irrevocable beneficiary or assignee, then your rights will be subject to those of that beneficiary or assignee.

During any annuitant’s lifetime and before the Annuity Date, you may also name, change or revoke an owner(s), or beneficiary(ies), or person entitled to receive payments under the Policy, or annuitant(s) by giving us written notice. We must approve any change of owner(s) or annuitant(s).

A change of any owner may result in resetting the Death Benefit to an amount equal to the Policy Value as of the date of the change.

Change of any annuitant or owner may have tax consequences. You should consult a tax adviser before changing an owner of the Policy.

With respect to Qualified Policies generally, however:

•	the Policy may not be assigned (other than to us);

•	joint ownership is not permitted; and

•	the owner or plan participant must be the annuitant.

Beneficiary

We will pay the beneficiary any proceeds payable on the death of any owner or the death of the last surviving annuitant. During any annuitant’s lifetime and before the Annuity Date, you may name and change one or more beneficiaries by giving us written notice. However, we will require written notice from any irrevocable beneficiary or assignee specifying their consent to the change.

We will pay the proceeds under the beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving beneficiary(ies) equally. If no beneficiary’s living when you or the last surviving annuitant dies, or if none has been appointed, the proceeds will be paid to you or your estate.

Assignment

You may assign a Nonqualified Policy or an interest in it at any time before the Annuity Date and during any annuitant’s lifetime. Your rights and the rights of any beneficiary will be affected by an assignment. An assignment must be in a written notice acceptable to us. It will not be binding on us until we receive and file it at our Administrative Office. We are not responsible for the validity of any assignment.

An assignment of a Nonqualified Policy may result in certain tax consequences to the owner. See “Transfers, Assignment or Exchanges of a Policy.”

Age and Survival of Annuitant

We have the right to require proof of age of the annuitant(s) before making any payment. When any payment depends on the annuitant’s survival, we will have the right, before making the payment, to require proof satisfactory to us that the annuitant is alive.

Modification

Upon notice to you, we may modify the Policy or change your Policy Details page, but only if such modification:

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws relating to retirement annuities or variable annuity policies; or

•	is necessary to reflect a change in the operation of the Variable Accounts; or

•	provides additional Variable Account and/or fixed accumulation options.

In the event of any such modification, we may make any appropriate endorsement to the Policy.

Written Notice

Written notice must be signed and dated by you. It must be of a form and content acceptable to us. Your written notice will not be effective until we receive and file it. However, any change provided in your written notice will be effective as of the date you signed the written notice:

•	subject to any payments or other actions we take prior to receiving and filing your written notice; and
•	whether or not you or the last surviving annuitant is alive when we receive and file your written notice.

Periodic Reports

We will mail you a report showing the following items about your Policy: the number of units credited to the Policy and the dollar value of a unit; the Policy Value; any premiums paid, withdrawals, and charges assessed since the last report; and any other information required by law.

The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you at least annually, or more often as required by law, and to your last address known to us.

We will also send to you confirmations of each financial transaction, such as premium payments, transfers, partial withdrawals and surrenders.

Postponement of Payment

We will usually pay any surrender, partial withdrawal or death benefit within seven calendar days after we receive all required information at the Administrative Office.

However, we may suspend or postpone payments during any period when:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings;

•	trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC, by an order, permits the postponement for the protection of owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practicable.

We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the fixed account for up to six months from the date we receive your written notice for a withdrawal, surrender or transfer.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

Interest on Proceeds

We will pay interest on proceeds if we do not pay the proceeds in a single sum or begin paying the proceeds under a payment option:

•	within 30 days after the proceeds become payable; or

•	within the time required by the applicable jurisdiction, if less than 30 days.

This interest will accrue from the date the proceeds become payable to the date of payment, but not for more than one year, at an annual rate of 3%, or at the rate and for the time required by law, if greater.

State Variations

Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Administrative Office.

Legal Proceedings

Certain of our affiliates are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the principal underwriter, or the Company.

Voting Rights

We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other Policy owners as to how we should vote the portfolio shares held in the Subaccounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Date, you hold a voting interest in each Subaccount to which the Policy Value is allocated. After the Annuity Date, you do not hold any voting rights in the portfolios. If you have a voting interest in a Subaccount, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that Subaccount invests.

If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter.

Insurance Marketplace Standards Association

Canada Life Insurance Company of America is a member of the Insurance Marketplace Standards Association (IMSA) and as such may include the IMSA logo and information about IMSA membership in its advertisements and sales literature. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuity products.

FINANCIAL STATEMENTS

Our balance sheets as of December 31, 2002 and 2001, and the related statements of operations, capital and surplus, and cash flows for each of the two years in the period ended December 31, 2002, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information. The Variable Account’s statements of assets and liabilities as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information.

The financial statements of the Company included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

GLOSSARY

Accumulation Period:    The period that begins on the Policy Date and ends on the earliest of the Annuity Date, the date the Cash Surrender Value is paid, or the date any proceeds are paid upon death of an owner or the last surviving annuitant.

Administrative Office:    Our office at the address shown on page 1 of the Prospectus. This is our mailing address.

Annuitant(s):    Any natural person(s) whose life is used to determine the duration of any payments made under a payment option involving a life contingency. The owner may change the annuitant once the Policy is issued with our consent. The term annuitant(s) also includes any joint annuitant(s), a term used solely to refer to more than one annuitant. There is no other distinction between the terms annuitant(s) and joint annuitant(s). A joint annuitant is not allowed under a Qualified Policy and any designation of a joint annuitant under a Qualified Policy will be of no effect.

Annuity Date:    The date when the proceeds will be paid under an annuity payment option or on the first day of the month after any annuitant reaches age 100, whichever occurs first.

Beneficiary(ies):    The person(s) you name to whom we will pay the proceeds payable on the death of any owner or on the death of the last surviving annuitant during the accumulation period.

Business Day (or Valuation Day): Each day the New York Stock Exchange (“NYSE”) is open for regular trading. We are open for business on each business day. Our business day closes when regular trading on the NYSE closes, usually 4:00 p.m. Eastern Time.

Cash Surrender Value: The Policy Value less any applicable surrender charge, less any premium taxes due, less the annual administration charge, and adjusted for any Market Value Adjustment.

Due Proof of Death:    Proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death. Due proof of death must also include the beneficiary’s payment instructions and the applicable tax identification information of the person(s) or entity(ies) receive the death benefit proceeds.

Fixed Account:    Part of our general account that is divided into sections called guaranteed interest accounts. We credit a guaranteed interest rate for a specified duration to amounts in the guaranteed interest accounts. The fixed account is not participating in the investment performance of the Subaccounts.

Fund:    an investment company listed on the cover of this prospectus. This Policy allows you to invest in certain investment portfolios of the funds.

Guaranteed Interest Period:    A specific number of years for which we agree to credit a particular effective annual rate of interest to amounts allocated to a guaranteed interest account. We currently offer guaranteed interest periods of one, three, five, seven and ten years.

Guaranteed Interest Rate:    The applicable effective annual rate of interest that we will credit to amounts in a guaranteed interest account. The guaranteed interest rate will be at least three percent per year.

Last Surviving Annuitant:    The annuitant(s) or joint annuitant(s) that survives the other.

Market Value Adjustment:    An adjustment we will apply if you surrender, withdraw, or transfer any of your Policy Value held in a guaranteed interest account before the end of its guaranteed interest period.

Nonqualified Policy:    A Policy that is not a “qualified” Policy under the Internal Revenue Code of 1986, as amended.

Owner:    The individual(s), trust(s), corporation(s), or any other entity(ies) entitled to exercise ownership rights and privileges under the Policy. The term owner(s) also includes any joint owner(s), a term used solely for the purpose of referring to more than one owner. There is no other distinction between the terms owner(s) and joint owner(s).

Policy Date:    The date the Policy goes into effect.

Policy Value:    The sum of the amounts you have accumulated under the Policy. It is equal to the money you have under the Policy in the Subaccounts and in the guaranteed interest accounts of the fixed account.

Policy years, months, and anniversaries:    Start on the same month and day as the Policy Date.

Premium:    The premium(s) paid less any premium tax deducted in the year the premium is paid.

Qualified Policy:    A Policy issued in connection with plans that receive special federal income tax treatment under Sections 401, 403(a), 403(b), 408, 408A, or 457 of the Code.

Subaccount:    A division of the Variable Account for which accumulation units are separately maintained. Each Subaccount invests exclusively in shares of a single portfolio of a fund.

Surrender:    he termination of the Policy at the option of the owner.

Unit:    A measurement we use to calculate Subaccount values before the Annuity Date.

Valuation Period:    The period beginning at the close of business on a business day and ending at the close of business on the next succeeding business day. The close of business is when the New York Stock Exchange closes (usually at 4:00 P.M. Eastern Time).

Variable Account:    Canada Life of America Variable Annuity Account 1, a separate investment account established to receive and invest premium payments not allocated to the fixed account. Assets in the Variable Account are not part of our general account. The Variable Account is divided into Subaccounts, each of which invests in shares of a single portfolio of a fund.

Statement of Additional Information — Table of Contents

ADDITIONAL POLICY PROVISIONS
Contract
Incontestability
Misstatement Of Age or Sex
Currency
Place Of Payment
Non-Participation
Our Consent

TAX STATUS OF THE POLICY
Diversification Requirements
Owner Control
Required Distributions

SERVICE FEES

PRINCIPAL UNDERWRITER

CALCULATION OF YIELDS AND TOTAL RETURNS
Money Market Yields
Other Subaccount Yields
Total Returns
A. Standardized “Average Annual Total Returns”
B. Nonstandardized “Average Annual Total Returns”

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION

RECORDS AND REPORTS

LEGAL MATTERS

EXPERTS

OTHER INFORMATION

FINANCIAL STATEMENTS

APPENDIX A:  DEATH BENEFITS ON POLICIES PURCHASED BEFORE MAY 1, 1996

The following applies only to Policies issued from May 1, 1995 through April 30, 1996, or such later date as applicable regulatory approvals were obtained in the jurisdiction in which the Policies are offered.

If we receive Due Proof of Death during the first seven Policy Years, the Death Benefit is the greater of:

1.	the premiums paid, less any partial withdrawals taken, surrender charges paid, and incurred taxes; or

2.	the Policy Value on the date we receive Due Proof of Death.

If we receive Due Proof of Death after the first seven Policy Years, the Death Benefit is the greatest of:

1.	item “1” above;

2.	item “2” above; or

3.	the Policy Value at the end of the most recent 7 Policy Year period occurring before the date we receive Due Proof of Death. This value will be reduced by any partial withdrawals taken, surrender charges paid, incurred taxes, and premiums paid. The 7 Policy Year periods are measured from the Policy Date (i.e., 7, 14, 21, 28, etc.). No further step-ups in Death Benefit will occur after the age of 80.

The following applies only to Policies issued prior to May 1, 1995 or such later date as applicable regulatory approvals were obtained in the jurisdiction in which the Policies are offered.

If we receive Due Proof of Death during the first five Policy Years, the Death Benefit is the greater of:

1.	the premiums paid, less any partial withdrawals taken, surrender charges paid, and incurred taxes; or

2.	the Policy Value on the date we receive Due Proof of Death.

If we receive Due Proof of Death after the first five Policy Years, the Death Benefit is the greatest of:

1.	item “1” above;

2.	item “2” above; or

3.	the Policy Value at the end of the most recent 5 Policy Year period occurring before the date we receive Due Proof of Death. This value will be reduced by any partial withdrawals taken, surrender charges paid, incurred taxes, and premiums paid. The 5 Policy Year periods are measured from the Policy Date (i.e., 5, 10, 15, 20, etc.).

APPENDIX B: CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the “Financial Statements” section of the Statement of Additional Information.

The table below sets forth certain information for the period from December 31, 1993 through December 31, 2002. We do not provide Accumulation Unit Values for any date prior to the inception of the Variable Account.

Accumulation Unit Value1

(For Sub Accounts which have Variable Account

Annual Expenses of 1.40%)

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
Sub Account[11]	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95	12/31/94	12/31/93
Alger American Growth[4]	$40.43	$61.19	$70.37	$83.73	$63.48	$43.48	$35.06	—	—	—
Alger American Leveraged All Cap[4]	$24.57	$37.70	$45.48	$61.35	$34.94	$22.45	$19.02	—	—	—
Alger American MidCap Growth[4]	$27.40	$39.44	$42.80	$39.75	$30.57	$23.79	$20.98	—	—	—
Alger American Small Capitalization[4]	$26.31	$36.17	$52.04	$72.48	$51.25	$44.99	$40.96	—	—	—
Berger IPT – International[5]	$7.78	$10.02	$12.75	$14.39	$11.12	$9.71	—	—	—	—
Dreyfus–Appreciation[6]	$28.04	$34.14	$38.18	$38.97	$35.46	—	—	—	—	—
Dreyfus–Growth and Income[4]	$21.32	$28.96	$31.19	$32.87	$28.52	$25.87	$22.57	—	—	—
Dreyfus Socially Responsible[4]	$20.66	$29.49	$38.63	$44.03	$34.33	$26.91	$21.24	—	—	—
Fidelity VIP Growth[2]	$39.76	$57.69	$71.05	$80.93	$59.72	$43.42	$35.66	$31.52	$23.62	—
Fidelity VIP High Income[2]	$24.34	$23.86	$27.41	$35.86	$33.62	$35.64	$30.72	$27.32	$22.97	—
Fidelity VIP Money Market[8]	$14.58	$14.54	$14.15	$13.53	$13.15	$12.72	$12.29	$11.92	$11.50	$11.27
Fidelity VIP Overseas[2]	$15.50	$19.71	$25.36	$31.79	$22.60	$20.33	$18.48	$16.56	$15.33	—
Fidelity VIP Asset Manager[2]	$24.18	$26.87	$28.41	$29.99	$27.38	$24.13	$20.28	$17.95	$15.56	—
Fidelity VIP Contrafund[6]	$22.53	$25.20	$29.13	$31.63	$25.82	—	—	—	—	—
Fidelity VIP Index 500[4]	$109.35	$142.62	$164.56	$183.98	$154.82	$122.35	$93.50	—	—	—
Fidelity VIP Investment Grade Bond[7]	$21.50	$19.76	$18.48	$16.75	$17.66	$16.44	$15.42	$14.94	$12.98	$13.69
Fidelity VIP Growth Opportunities[6]	$13.11	$17.01	$20.16	$24.65	$23.98	—	—	—	—	—
Goldman Sachs Capital Growth[9]	$8.04	$10.78	—	—	—	—	—	—	—	—
Goldman Sachs CORE U.S. Equity[9]	$8.28	$10.75	—	—	—	—	—	—	—	—
Goldman Sachs Growth & Income[9]	$7.94	$9.09	—	—	—	—	—	—	—	—
Montgomery Variable Series: Emerging Markets[4]	$5.96	$6.69	$7.29	$10.35	$6.37	$10.34	$10.54	—	—	—
Seligman Communications and Information[3]	$18.67	$29.61	$28.51	$45.31	$24.73	$18.37	$15.24	$14.21	—	—
Seligman Frontier[3]	$11.93	$16.46	$18.02	$21.71	$18.88	$19.43	$16.94	$13.86	—	—
Seligman Global Technology Class[9]	$10.70	$15.90	—	—	—	—	—	—	—	—
Seligman Small Cap Value[9]	$10.78	$12.95	—	—	—	—	—	—	—	—
Van Eck: Worldwide Emerging Markets[10]	$7.35	—	—	—	—	—	—	—	—	—
Van Eck: Worldwide Real Estate[10]	$11.49	—	—	—	—	—	—	—	—	—

[1]	Accumulation Unit Values prior to 1994 do not reflect the .15% daily administration fee imposed after May 1, 1994. Accumulation Unit Values for year ended 12/31/94 reflect the .15% daily administration fee.
[2]	Commenced operations on May 1, 1994.
[3]	Commenced operations on May 1, 1995.
[4]	Commenced operations on May 1, 1996.
[5]	Commenced operations on May 1, 1997. On March 24, 2003, the Berger IPT International Fund merged into the Janus International Growth Portfolio, resulting in a change in the name of this subaccount as of March 24, 2003.
[6]	Commenced operations on May 1, 1998.
[7]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Bond Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Investment Grade Bond Portfolio.
[8]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Money Market Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Money Market Portfolio.
[9]	Commenced operations on May 1, 2001.
[10]	Commenced operations on May 1, 2002.
[11]	Because the Janus Aspen Flexible Income Portfolio, Janus International Growth Portfolio, Van Eck Worldwide Hard Assets Fund and Van Eck Worldwide Absolute Return Fund commenced operation on May 1, 2003, there are no accumulation unit values for these subaccounts for the year ended December 31, 2002.

Accumulation Unit Value1

(For Sub Accounts which have Variable Account

Annual Expenses of 1.25%)

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
Sub Account[11]	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95	12/31/94	12/31/93
Alger American Growth[4]	$41.28	$62.39	$71.64	$85.11	$64.44	$44.06	$35.48	—	—	—
Aalger American Leveraged All Cap[4]	$24.86	$38.09	$45.88	$61.80	$35.14	$22.55	$19.08	—	—	—
Alger American MidCap Growth[4]	$27.80	$39.96	$43.29	$40.14	$30.83	$23.96	$21.09	—	—	—
Alger American Small Capitalization[4]	$26.88	$36.89	$53.00	$73.71	$52.04	$45.61	$41.46	—	—	—
Berger IPT International[5]	$7.84	$10.09	$12.82	$14.45	$11.14	$9.72	—	—	—	—
Dreyfus–Appreciation[6]	$28.54	$34.70	$38.74	$39.49	$35.87	—	—	—	—	—
Dreyfus–Growth and Income[4]	$21.60	$29.29	$31.51	$33.15	$28.72	$26.01	$22.66	—	—	—
Dreyfus Socially Responsible[4]	$20.95	$29.86	$39.06	$44.45	$34.60	$27.08	$21.35	—	—	—
Fidelity VIP Growth[2]	$40.75	$59.03	$72.59	$82.56	$60.83	$44.15	$36.21	$31.96	$23.91	—
Fidelity VIP High Income[2]	$24.98	$24.45	$28.05	$36.63	$34.30	$36.30	$31.24	$27.74	$23.29	—
Fidelity VIP Money Market[8]	$14.77	$14.71	$14.29	$13.65	$13.24	$12.79	$12.34	$11.95	$11.51	$11.27
Fidelity VIP Overseas[2]	$15.87	$20.16	$25.90	$32.42	$23.01	$20.67	$18.76	$16.78	$15.51	—
Fidelity VIP Asset Manager[2]	$24.68	$27.38	$28.90	$30.46	$27.76	$24.44	$20.51	$18.12	$15.69	—
Fidelity VIP Contrafund[6]	$22.80	$25.47	$29.39	$31.87	$25.97	—	—	—	—	—
Fidelity VIP Index 5004	$111.06	$144.64	$166.63	$186.02	$156.30	$123.33	$94.11	—	—	—
Fidelity VIP Investment Grade Bond[7]	$21.78	$19.99	$18.66	$16.90	$17.79	$16.53	$15.48	$14.98	$12.99	$13.69
Fidelity VIP Growth Opportunities[6]	$13.27	$17.19	$20.34	$24.84	$24.12	—	—	—	—	—
Goldman Sachs Capital Growth[9]	$8.10	$10.84	—	—	—	—	—	—	—	—
Goldman Sachs CORE U.S. Equity[9]	$8.34	$10.81	—	—	—	—	—	—	—	—
Goldman Sachs Growth and Income[9]	$8.00	$9.14	—	—	—	—	—	—	—	—
Montgomery Variable Series: Emerging Markets[4]	$6.02	$6.75	$7.35	$10.41	$6.40	$10.37	$10.56	—	—	—
Seligman Communications and Information[3]	$18.90	$29.94	$28.78	$45.67	$24.89	$18.46	$15.30	$14.23	—	—
Seligman Frontier[3]	$12.08	$16.64	$18.19	$21.88	$19.00	$19.53	$17.00	$13.89	—	—
Seligman Global Technology Class[9]	$10.74	$15.94	—	—	—	—	—	—	—	—
Seligman Small Cap Value Class[9]	$10.81	$12.96	—	—	—	—	—	—	—	—
Van Eck: Worldwide Emerging Markets[10]	$7.43	—	—	—	—	—	—	—	—	—
Van Eck: Worldwide Real Estate[10]	$11.58	—	—	—	—	—	—	—	—	—

[1]	Accumulation Unit Values prior to 1994 do not reflect the .15% daily administration fee imposed after May 1, 1994. Accumulation Unit Values beginning with the year ended 12/31/94 reflect the .15% daily administration fee.
[2]	Commenced operations on May 1, 1994.
[3]	Commenced operations on May 1, 1995.
[4]	Commenced operations on May 1, 1996.
[5]	Commenced operations on May 1, 1997. On March 24, 2003, the Berger IPT International Fund merged into the Janus International Growth Portfolio, resulting in a change in the name of this subaccount as of March 24, 2003.
[6]	Commenced operations on May 1, 1998.
[7]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Bond Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Investment Grade Bond Portfolio.
[8]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Money Market Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Money Market Portfolio.
[9]	Commenced operations on May 1, 2001.
[10]	Commenced operations on May 1, 2002.
[11]	Because the Janus Aspen Flexible Income Portfolio, Janus International Growth Portfolio, Van Eck Worldwide Hard Assets Fund and Van Eck Worldwide Absolute Return Fund commenced operation on May 1, 2003, there are no accumulation unit values for these subaccounts for the year ended December 31, 2002.

APPENDIX B:  CONDENSED FINANCIAL INFORMATION

Number of Units Outstanding at End of Period1

(For Subaccounts that have Variable Account Annual Expenses of 1.40%)

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
Sub Account	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95	12/31/94	12/31/93
Alger American Growth	225,333	185,613	165,463	255,632	89,046	67,176	10,914	—	—	—
Alger American Leveraged All Cap	165,497	194,095	270,480	185,555	50,046	25,902	8,873	—	—	—
Alger American MidCap Growth	181,441	199,743	170,361	64,524	72,344	54,019	13,088	—	—	—
Alger American Small Capitalization	1,372,416	30,011	36,210	46,911	54,562	28,347	6,435	—	—	—
Berger IPT International[4]	136,083	100,157	125,292	123,645	213,236	71,044	—	—	—	—
Dreyfus–Appreciation	62,669	65,992	64,348	67,723	42,289	—	—	—	—	—
Dreyfus–Growth and Income	145,318	163,354	158,259	191,798	202,399	172,356	52,642	—	—	—
Dreyfus Socially Responsible	96,203	142,970	215,457	172,461	124,941	36,525	4,633	—	—	—
Fidelity VIP Growth	198,894	240,082	243,924	229,985	180,179	149,887	106,672	57,367	6,805	—
Fidelity VIP High Income	79,322	91,056	232,124	227,664	195,741	141,791	54,851	14,976	2,105	—
Fidelity VIP Money Market[2]	5,760,946	2,024,334	2,971,271	933,766	928,653	260,042	182,094	31,976	42,349	191,369
Fidelity VIP Overseas	122,507	139,706	190,740	126,273	111,811	70,509	29,003	26,273	6,190	—
Fidelity VIP Asset Manager	254,140	278,939	307,649	295,995	296,855	207,293	103,932	36,546	5,849	—
Fidelity VIP Contrafund	151,299	147,573	181,361	75,933	35,016	—	—	—	—	—
Fidelity VIP Index 500	68,510	81,111	70,831	87,368	75,275	67,377	7,687	—	—	—
Fidelity VIP Investment Grade Bond[3]	295,015	241,475	169,386	200,404	251,704	53,393	26,354	10,808	1,932	122,984
Fidelity VIP Growth Opportunities	41,293	67,628	55,992	64,556	38,931	—	—	—	—	—
Goldman Sachs Capital Growth	33,548	16,292	—	—	—	—	—	—	—	—
Goldman Sachs CORE U.S. Equity	10,478	16,623	—	—	—	—	—	—	—	—
Goldman Sachs Growth & Income	32,379	7,165	—	—	—	—	—	—	—	—
Montgomery Variable Series: Emerging Markets	138,989	144,450	178,661	128,789	202,615	231,055	29,914	—	—	—
Seligman Communications and Information	521,680	642,282	683,643	559,643	516,557	308,250	118,134	56,523	—	—
Seligman Frontier	71,062	93,142	107,273	104,494	168,337	192,118	107,440	23,032	—	—
Seligman Global Technology Class	4,122	4,767	—	—	—	—	—	—	—	—
Seligman Small Cap Value	246,261	60,422	—	—	—	—	—	—	—	—
Van Eck Worldwide Emerging Markets	1,580,137	—	—	—	—	—	—	—	—	—
Van Eck Worldwide Real Estate	2,151	—	—	—	—	—	—	—	—	—

[1]	Number of Units Outstanding prior to 1994 do not reflect the .15% daily administration fee imposed after May 1, 1994. Number of Units Outstanding for year ended 12/31/94 reflect the .15% daily administration fee.
[2]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Money Market Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Money Market Portfolio.
[3]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Bond Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Investment Grade Bond Portfolio.
[4]	On March 24, 2003, the Berger IPT International Fund merged into the Janus International Growth Portfolio, resulting in a change in the name of this subaccount as of March 24, 2003.

Number of Units Outstanding at End of Period1

(For Subaccounts that have Variable Account Annual Expenses of 1.25%)

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
Sub Account	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95	12/31/94	12/31/93
Alger American Growth	8,797	9,762	12,036	15,529	17,992	10,080	2,987	—	—	—
Alger American Leveraged All Cap	3,463	4,720	9,287	8,357	5,447	3,661	3,662	—	—	—
Alger American MidCap Growth	45,547	52,081	62,311	8,290	8,271	9,514	19,879	—	—	—
Alger American Small Capitalization	6,305	6,876	8,147	7,663	7,057	7,968	2,381	—	—	—
Berger IPT International[4]	1,162	1,507	4,906	13,413	13,102	3,585	—	—	—	—
Dreyfus–Appreciation	9,761	9,855	11,890	17,906	18,268	—	—	—	—	—
Dreyfus–Growth and Income	28,475	28,847	32,614	33,592	33,613	58,175	56,771	—	—	—
Dreyfus Socially Responsible	6,537	7,254	9,974	11,249	10,707	7,214	561	—	—	—
Fidelity VIP Growth	30,325	38,055	49,677	53,588	75,743	86,116	73,385	61,553	23,551	—
Fidelity VIP High Income	9,969	12,687	16,828	21,768	47,931	72,183	69,263	48,229	27,432	—
Fidelity VIP Money Market[2]	217,609	257,278	238,383	360,586	70,332	42,320	63,675	81,583	190,780	191,369
Fidelity VIP Overseas	31,183	31,033	37,297	29,748	27,575	38,444	43,858	51,567	70,542	—
Fidelity VIP Asset Manager	120,281	157,118	250,498	98,423	109,284	118,344	100,231	87,964	106,662	—
Fidelity VIP Contrafund	72,574	84,293	110,904	22,376	7,436	—	—	—	—	—
Fidelity VIP Index 500	11,712	12,060	13,587	15,727	18,155	13,898	3,828	—	—	—
Fidelity VIP Investment Grade Bond[3]	71,392	54,912	64,579	76,238	67,148	74,126	87,891	96,108	98,511	122,984
Fidelity VIP Growth Opportunities	1,961	891	2,151	7,514	8,231	—	—	—	—	—
Goldman Sachs Capital Growth	—	—	—	—	—	—	—	—	—	—
Goldman Sachs CORE U.S. Equity	—	—	—	—	—	—	—	—	—	—
Goldman Sachs Growth & Income	1,610	—	—	—	—	—	—	—	—	—
Montgomery Variable Series: Emerging Markets	11,835	13,929	15,604	15,367	19,642	19,744	4,347	—	—	—
Seligman Communications and Information	39,950	41,871	56,917	67,205	70,044	82,090	91,021	91,344	—	—
Seligman Frontier	15,749	16,965	18,514	21,392	28,517	70,480	99,937	13,752	—	—
Seligman Global Technology Class	472	—	—	—	—	—	—	—	—	—
Seligman Small Cap Value	4,381	8,806	—	—	—	—	—	—	—	—
Van Eck: Worldwide Emerging Markets	—	—	—	—	—	—	—	—	—	—
Van Eck: Worldwide Real Estate	—	—	—	—	—	—	—	—	—	—

[1]	Number of Units Outstanding prior to 1994 do not reflect the .15% daily administration fee imposed after May 1, 1994. Number of Units Outstanding for year ended 12/31/94 reflect the .15% daily administration fee.
[2]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Money Market Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Money Market Portfolio.
[3]	On April 28, 2000, the Sub-Account investing in the Canada Life of America Series Fund, Inc. Bond Portfolio became a predecessor Sub-Account to the Sub-Account currently investing in the Fidelity VIP Investment Grade Bond Portfolio.
[4]	On March 24, 2003, the Berger IPT International Fund merged into the Janus International Growth Portfolio, resulting in a change in the name of this subaccount as of March 24, 2003.

CANADA LIFE INSURANCE COMPANY OF AMERICA

ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta,

Georgia 30339

PHONE: (800)905-1959

VARIFUND®

STATEMENT OF ADDITIONAL INFORMATION

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium variable deferred annuity policy (the Policy) offered by Canada Life Insurance Company of America. This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Policy and the underlying Funds. The Funds are:

The Alger American Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund

Fidelity Variable Insurance Products Funds

Goldman Sachs Variable Insurance Trust

Janus Aspen Series

The Montgomery Funds III

Seligman Portfolios, Inc.

Van Eck Worldwide Insurance Trust

The Prospectuses are dated the same date as this Statement of Additional Information. You may obtain the Prospectuses by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2003.

1

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY PROVISIONS	3
Contract	3
Incontestability	3
Misstatement Of Age or Sex	3
Currency	3
Place Of Payment	3
Non-Participation	3
Our Consent	3
TAX STATUS OF THE POLICIES	5
Diversification Requirements	5
Owner Control	5
Required Distributions	5
PRINCIPAL UNDERWRITER	6
CALCULATION OF YIELDS AND TOTAL RETURNS	6
Money Market Yields	6
Other Sub–Account Yields	7
Total Returns	8
A. Standardized "Average Annual Total Returns"	8
Effect of the Annual Administration Charge on Performance Data	15
SAFEKEEPING OF ACCOUNT ASSETS	15
STATE REGULATION	15
RECORDS AND REPORTS	15
LEGAL MATTERS	15
EXPERTS	16
OTHER INFORMATION	16
FINANCIAL STATEMENTS	16
INDEX TO FINANCIAL STATEMENTS	17

2

ADDITIONAL POLICY PROVISIONS

Contract

The entire contract is made up of the Policy, the application for the Policy and any riders or endorsements. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Policy unless it is contained in the application and a copy of the application is attached to the Policy at issue.

Incontestability

Other than misstatement of age or sex (see below), We will not contest the Policy after it has been in force during any annuitant’s lifetime for two years from the date of issue of the Policy.

Misstatement Of Age or Sex

If the age or sex of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age or for the correct sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age or sex, any annuity payments will be recalculated at the correct age or sex, and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

Currency

All amounts payable under the Policy will be paid in United States currency.

Place Of Payment

All amounts payable by us will be payable at our Administrative Office at the address shown on page one of this Statement of Additional Information.

Non-Participation

The Policy is not eligible for dividends and will not participate in our divisible surplus.

3

Our Consent

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Vice President, Secretary or Actuary.

4

TAX STATUS OF THE POLICIES

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity Policies.

Diversification Requirements

The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying Non-Qualified Policies be “adequately diversified” in order for the Policies to be treated as annuity Policies for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control

In certain circumstances, owners of non-qualified variable annuity Policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their Policies due to their ability to exercise investment control over those assets. When this is the case, the Policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Policies, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over separate account assets, we reserve the right to modify the Policies as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Policy.

Required Distributions

In order to be treated as an annuity Policy for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of the death of an owner of the Policy. Specifically, section 72(s) requires that (a) if any owner dies on or after the Annuity Date, but prior to the time the entire interest in the Policy has been distributed, the entire interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Policy passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Policy may be continued with the surviving spouse as the new owner.

The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Policies.

5

PRINCIPAL UNDERWRITER

Canada Life of America Financial Services, Inc. (CLAFS), an affiliate of Canada Life Insurance Company of America (CLICA), is the principal underwriter of the variable annuity Policies described herein. The offering of the Policies is continuous, and CLICA does not anticipate discontinuing the offering of the Policies. However, CLICA does reserve the right to discontinue the offering of the Policies.

CLAFS received $3,997,612 in 2002, $4,083,051 in 2001 and $3,600,134 in 2000, as commissions for serving as principal underwriter of the variable annuity Policies and other variable annuity policies issued by Canada Life Insurance Company of America. CLAFS did not retain any commissions in 2002, 2001 or 2000.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

We may, from time to time, quote in advertisements and sales literature the current annualized yield of the Money Market Sub-Account for a 7 day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) at the end of the 7 day period in the value of a hypothetical account under a Policy having a balance of 1 unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365 day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual administration charge; 2) the daily administration fee; and 3) the mortality and expense risk charge. The yield calculation reflects an average per unit annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. Current Yield will be calculated according to the following formula:

Current Yield	=	((NCS-ES)/UV) X (365/7)
Where:

NCS	=

the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period attributable to a hypothetical account having a balance of 1 Sub-Account unit.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

UV	=	the unit value on the first day of the 7 day period.

The current yield for the 7 day period ended December 31, 2002 was (0.17%).

6

We may also quote the effective yield of the Money Market Sub–Account for the same 7 day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield	=	(1+((NCS-ES)/UV))365/7 - 1
Where:

NCS	=

the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period attributable to a hypothetical account having a balance of 1 Sub-Account unit.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

UV	=	the unit value for the first day of the 7 day period.

The effective yield for the 7 day period ended December 31, 2002 was (0.17%).

Because of the charges and deductions imposed under the Policy, the yield for the Money Market Sub-Account will be lower than the yield for the Money Market Portfolio.

The yields on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio of the Fund, and the Money Market Portfolio’s operating expenses.

Other Sub-Account Yields

We may, from time to time, quote in sales literature and advertisements the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for a Policy for 30 day or one month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during the 30 day or one month period is assumed to be generated each period over a 12 month period. The yield is computed by: 1) dividing the net investment income of the Portfolio attributable to the Sub- Account units less Sub-Account expenses for the period; by 2) the maximum offering price per unit on the last day of the period multiplied by the daily average number of units outstanding for the period; and by 3). compounding that yield for a 12 month period. Expenses attributable to the Sub-Account include 1) the annual administration charge, 2) the daily administration fee, and 3) the mortality and expense risk charge. The yield calculation reflects an annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating the 30 day or one month yield, an average annual administration charge per dollar of Policy Value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30 day or one month period as described below. The 30 day or one month yield is calculated according to the following formula:

7

12
Yield	=	((((NI-ES)/(U x UV)) + 1) - 1)
Where:

NI	=	net income of the Portfolio for the 30 day or one month period attributable to the Sub–Account’s units.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close (highest) of the last day in the 30 day or one month period.

Because of the charges and deductions imposed under the Policies, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio.

The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account’s actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Yield calculations do not take into account the surrender charge under the Policy. The maximum surrender charge is equal to 6% of certain amounts surrendered or withdrawn under the Policy. A surrender charge will not be imposed on any investment earnings in the Variable Account or interest earned in the Fixed Account and in certain other situations as described in the Prospectus.

Total Returns

A.    Standardized “Average Annual Total Returns”

We may, from time to time, also quote in sales literature or advertisements total returns, including standardized average annual total returns for the Sub-Accounts calculated in a manner prescribed by the Securities and Exchange Commission, and other total returns. We will always include quotes of standardized average annual total returns for the period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standardized average annual total returns for these periods will be provided.

Standardized average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which standardized average annual total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication and will be stated in the communication.

Standardized average annual total returns will be calculated using Sub-Account unit values which we calculate on each valuation day based on the performance of the Sub-Account’s underlying Portfolio, and

8

the deductions for the mortality and expense risk charge, daily administration fee, surrender charge and the annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating standardized average annual total return, an average per dollar annual administration charge attributable to the hypothetical account for the period is used. The standardized average annual total return will then be calculated according to the following formula:

TR = (ERV/P)1/N - 1

Where:

TR	=	the standardized average annual total return net of recurring charges.

ERV	=	the ending redeemable value of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

The standardized average annual total returns assume that the maximum fees and charges are imposed for calculations.

Standardized average annual total returns for the period ending December 31, 2002 are shown on the following page. Because the Janus International Growth Fund, Janus Aspen Series Flexible Income Fund, Van Eck Hard Assets Fund and Van Eck Worldwide Absolute Return Fund were not in operation as of December 31, 2002, standardized average annual total returns for these subaccounts are not provided.

9

Standardized average annual total returns (for subaccounts which have Variable Account Annual Expenses of 1.40%) for the periods shown below were:

	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account
						Inception
Sub-Account						Date
Alger American Growth	(39.37)%	(2.08)%	*	**	2.54%	05/01/96
Alger American Leveraged AllCap	(40.27)%	1.26%	*	**	3.27%	05/01/96
Alger American MidCap Growth	(35.97)%	2.33%	*	**	3.62%	05/01/96
Alger American Small Capitalization	(32.70)%	(11.08)%	*	**	(8.02)%	05/01/96
Berger IPT – International	(27.85)%	(5.05)%	*	**	(4.99)%	05/01/97
Dreyfus-VIF Capital Appreciation	(23.32)%	* *	*	**	(3.77)%	05/01/98
Dreyfus-VIF Growth & Income	(31.81)%	(4.48)%	*	**	0.55%	05/01/96
Dreyfus Socially Responsible	(35.38)%	(5.87)%	*	**	1.23%	05/01/96
Fidelity VIP Investment Grade Bond	3.36%	5.03%	5.47%		5.30%	12/04/89
Fidelity VIP Money Market****	(5.17)%	2.23%	2.66%		3.11%	12/04/89
Fidelity VIP Growth	(36.52)%	(2.38)%	*	**	6.59%	05/01/94
Fidelity VIP High Income	(3.45)%	(8.15)%	*	**	0.97%	05/01/94
Fidelity VIP Asset Manager	(15.45)%	(0.55)%	*	**	5.02%	05/01/94
Fidelity VIP Contrafund	(16.06)%	* *	*	**	(1.04)%	05/01/98
Fidelity VIP Index 500	(28.78)%	(2.87)%	*	**	4.93%	05/01/96
Fidelity VIP Growth Opportunities	(28.38)%	* *	*	**	(11.05)%	05/01/98
Fidelity VIP Overseas	(26.83)%	(6.02)%	*	**	(0.42)%	05/01/94
Goldman Sachs VIT Capital Growth	(30.83)%	* *	*	**	(25.29)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(28.43)%	* *	*	**	(22.80)%	05/01/01
Goldman Sachs VIT Growth and Income	(18.02)%	* *	*	**	(14.46)%	05/01/01
Montgomery Emerging Markets	(16.39)%	(11.35)%	*	**	(8.36)%	05/01/96
Seligman Communications and Information	(42.39)%	(0.27)%	*	**	5.70%	05/01/95
Seligman Global Technology	(38.18)%	* *	*	**	(44.51)%	05/01/01
Seligman Frontier	(32.99)%	(10.18)%	*	**	0.21%	05/01/95
Seligman Small Cap Value	(22.14)%	* *	*	**	(19.12)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(17.17)%	03/01/02
Van Eck Global: Real Estate	*	* *	*	**	(26.32)%	05/01/02

*	These Sub-Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

**	These Sub-Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year standardized average annual total return is available.

***	These Sub-Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

10

Standardized average annual total returns (for Subaccounts which have Variable Account Annual Expenses of 1.25%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account Inception Date

Alger American Growth	(39.27)%	(1.92)%	*	**	2.69%	05/01/96
Alger American Leveraged AllCap	(40.17)%	1.42%	*	**	3.43%	05/01/96
Alger American MidCap Growth	(35.86)%	2.49%	*	**	3.78%	05/01/96
Alger American Small Capitalization	(32.58)%	(10.94)%	*	**	(7.88)%	05/01/96
Berger IPT – International	(27.73)%	(4.90)%	*	**	(4.85)%	05/01/97
Dreyfus-VIF Capital Appreciation	(23.19)%	* *	*	**	(3.55)%	05/01/98
Dreyfus-VIF Growth and Income	(31.70)%	(4.33)%	*	**	0.71%	05/01/96
Dreyfus Socially Responsible	(35.27)%	(5.73)%	*	**	1.39%	05/01/96
Fidelity VIP Investment Grade Bond	3.52%	5.19%	5.61%		3.48%	12/04/89
Fidelity VIP Money Market****	(5.02)%	2.39%	2.80%		3.25%	12/04/89
Fidelity VIP Growth	(36.42)%	(2.23)%	*	**	6.76%	05/01/94
Fidelity VIP High Income	(3.29)%	(8.00)%	*	**	1.12%	05/01/94
Fidelity VIP Asset Manager	(15.31)%	(0.40)%	*	**	5.17%	05/01/94
Fidelity VIP Contrafund	(15.92)%	* *	*	**	(0.89)%	05/01/98
Fidelity VIP Index 500	(28.66)%	(2.72)%	*	**	5.62%	05/01/96
Fidelity VIP Growth Opportunities	(28.26)%	* *	*	**	(10.91)%	05/01/98
Fidelity VIP Overseas	(26.71)%	(5.87)%	*	**	(0.27)%	05/01/94
Goldman Sachs VIT Capital Growth	(30.72)%	* *	*	**	(25.16)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(28.31)%	* *	*	**	(22.68)%	05/01/01
Goldman Sachs VIT Growth and Income	(17.89)%	* *	*	**	(14.32)%	05/01/01
Montgomery Emerging Markets	(16.25)%	(11.21)%	*	**	(8.22)%	05/01/96
Seligman Communications and Information	(42.30)%	(0.11)%	*	**	5.86%	05/01/95
Seligman Global Technology	(38.08)%	* *	*	**	(44.63)%	11/09/01
Seligman Frontier	(32.88)%	(10.03)%	*	**	0.36%	05/01/95
Seligman Small Cap Value	(22.02)%	* *	*	**	(19.22)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(30.25)%	05/01/02
Van Eck Global: Real Estate	*	* *	*	**	(26.20)%	05/01/02

*	These Sub–Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

**	These Sub–Accounts have not been in operation five years as of December 31, 2002, and accordingly, not five year standardized average annual total return is available.

***	These Sub–Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****Yield	is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

11

B.    Non-standardized “Average Annual Total Returns”

We may, from time to time, also quote in sales literature or advertisements, non-standardized average annual total returns for the Sub-Accounts that do not reflect the surrender charge. These are calculated in exactly the same way as standardized average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn, and that the initial investment is assumed to be $10,000 rather than $1,000.

Generally, non-standardized Sub-Account performance data will only be disclosed if standardized average annual return for the Sub-Accounts for the required periods is also disclosed.

Nonstandardized average annual total returns for the period ending December 31, 2002 are shown on the following page. Because the Janus International Growth Fund, Janus Aspen Series Flexible Income Fund, Van Eck Hard Assets Fund and Van Eck Worldwide Absolute Return Fund were not in operation as of December 31, 2002, non-standardized average annual total returns for these subaccounts are not provided.

12

Non-standardized average annual total returns (for Subaccounts which have Variable Account Annual Expenses 1.40%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account Inception Date

Alger American Growth	(33.97)%	(1.49)%	*	**	2.77%	05/01/96
Alger American Leveraged AllCap	(34.87)%	1.77%	*	**	3.50%	05/01/96
Alger American MidCap Growth	(30.57)%	2.82%	*	**	3.84%	05/01/96
Alger American Small Capitalization	(27.30)%	(10.23)%	*	**	(7.60)%	05/01/96
Berger IPT – International	(22.45)%	(4.40)%	*	**	(4.40)%	05/01/97
Dreyfus-VIF Capital Appreciation	(17.92)%	* *	*	**	(2.89)%	05/01/98
Dreyfus-VIF Growth & Income	(26.41)%	(3.84)%	*	**	0.81%	05/01/96
Dreyfus Socially Responsible	(29.98)%	(5.20)%	*	**	1.48%	05/01/96
Fidelity VIP II Investment Grade Bond	8.76%	5.47%	5.47%		5.30%	12/04/89
Fidelity VIP Money Market****	0.23%	2.72%	2.66%		3.11%	12/04/89
Fidelity VIP Growth	(31.12)%	(1.79)%	*	**	6.59%	05/01/94
Fidelity VIP High Income	1.95%	(7.40)%	*	**	0.97%	05/01/94
Fidelity VIP Asset Manager	(10.05)%	(0.01)%	*	**	5.02%	05/01/94
Fidelity VIP Contrafund	(10.66)%	* *	*	**	(0.25)%	05/01/98
Fidelity VIP Index 500	(23.38)%	(2.27)%	*	**	5.13%	05/01/96
Fidelity VIP Growth Opportunities	(22.98)%	* *	*	**	(9.90)%	05/01/98
Fidelity VIP Overseas	(21.43)%	(5.34)%	*	**	(0.42)%	05/01/94
Goldman Sachs VIT Capital Growth	(25.43)%	* *	*	**	(21.42)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(23.03)%	* *	*	**	(19.02)%	05/01/01
Goldman Sachs VIT Growth and Income	(12.62)%	* *	*	**	(10.91)%	05/01/01
Montgomery Emerging Markets	(10.99)%	(10.50)%	*	**	(7.93)%	05/01/96
Seligman Communications and Information	(36.99)%	0.27%	*	**	5.70%	05/01/95
Seligman Global Technology	(32.78)%	* *	*	**	(39.84)%	05/01/01
Seligman Frontier	(27.59)%	(9.36)%	*	**	0.21%	05/01/95
Seligman Small Cap Value	(16.74)%	* *	*	**	(15.44)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(10.87)%	03/01/02
Van Eck Global: Real Estate	*	* *	*	**	(18.90)%	05/01/02

*	These Sub-Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year non-standardized average annual total return is available.

**	These Sub-Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year non-standardized average annual total return is available.

***	These Sub–Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year non-standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

13

Non-standardized average annual total returns (for Subaccounts which have variable account annual expenses 1.25%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	Sub-Account Inception Date

Alger American Growth	(33.87)%	(1.35)%	*	**	2.93%	05/01/96
Alger American Leveraged AllCap	(34.77)%	1.93%	*	**	3.65%	05/01/96
Alger American MidCap Growth	(30.46)%	2.98%	*	**	3.99%	05/01/96
Alger American Small Capitalization	(27.18)%	(10.10)%	*	**	(7.46)%	05/01/96
Berger IPT – International	(22.33)%	(4.25)%	*	**	(4.25)%	05/01/97
Dreyfus-VIF Capital Appreciation	(17.79)%	* *	*	**	(2.68)%	05/01/98
Dreyfus-VIF Growth and Income	(26.30)%	(3.70)%	*	**	0.97%	05/01/96
Dreyfus Socially Responsible	(29.87)%	(5.05)%	*	**	1.63%	05/01/96
Fidelity VIP Investment Grade Bond	8.92%	5.63%	5.61%		3.48%	12/04/89
Fidelity VIP Money Market****	0.38%	2.87%	2.80%		3.25%	12/04/89
Fidelity VIP Growth	(31.02)%	(1.64)%	*	**	6.76%	05/01/94
Fidelity VIP High Income	2.11%	(7.26)%	*	**	1.12%	05/01/94
Fidelity VIP Asset Manager	(9.91)%	0.15%	*	**	5.17%	05/01/94
Fidelity VIP Contrafund	(10.52)%	* *	*	**	(0.10)%	05/01/98
Fidelity VIP Index 500	(23.26)%	(2.13)%	*	**	5.82%	05/01/96
Fidelity VIP Growth Opportunities	(22.86)%	* *	*	**	(9.76)%	05/01/98
Fidelity VIP Overseas	(21.31)%	(5.20)%	*	**	(0.27)%	05/01/94
Goldman Sachs VIT Capital Growth	(25.32)%	* *	*	**	(21.30)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(22.91)%	* *	*	**	(18.89)%	05/01/01
Goldman Sachs VIT Growth and Income	(12.49)%	* *	*	**	(10.77)%	05/01/01
Montgomery Emerging Markets	(10.85)%	(10.36)%	*	**	(7.79)%	05/01/96
Seligman Communications and Information	(36.90)%	0.42%	*	**	5.86%	05/01/95
Seligman Global Technology	(32.68)%	* *	*	**	(39.96)%	11/09/01
Seligman Frontier	(27.48)%	(9.22)%	*	**	0.36%	05/01/95
Seligman Small Cap Value	(16.62)%	* *	*	**	(15.54)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(22.96)%	05/01/02
Van Eck Global: Real Estate	*	* *	*	**	(18.78)%	05/01/02

*	These Sub–Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year non-standardized average annual total return is available.

**	These Sub–Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year non-standardized average annual total return is available.

***	These Sub–Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year non-standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

14

Effect of the Annual Administration Charge on Performance Data

The Policy provides for a $30 annual administration charge to be assessed annually on each policy anniversary proportionately from any Sub-Accounts or Fixed Account in which You are invested. If the Policy Value on the policy anniversary is $75,000 or more, we will waive the annual administration charge for the prior Policy Year. We will also waive the annual administration charge for Tax-Sheltered Annuity Policies. For purposes of reflecting the annual administration charge in yield and total return quotations, we will convert the annual charge into a per-dollar per-day charge based on the average Policy Value in the Variable Account of all Policies on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated. For total returns shown above, the annual administrative charge is calculated as a charge of 0.05% based on an average Policy size during 2002 of $60,413.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

Records are maintained of all purchases and redemptions of portfolio shares held by each of the Sub-Accounts.

Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to the insurance laws and regulations of all the jurisdictions where we are licensed to operate. The availability of certain Policy rights and provisions depends on state approval and/or filing and review processes. The Policies will be modified to comply with the requirements of each applicable jurisdiction.

RECORDS AND REPORTS

We will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

LEGAL MATTERS

All matters relating to Michigan law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards. Sutherland Asbill & Brennan LLP of Washington, DC, has provided advice on certain matters relating to the federal securities laws.

15

EXPERTS

Our financial statements at December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement as well as the financial statements of Canada Life of America Variable Annuity Account 1 as of December 31, 2002 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such experts given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The Variable Account’s statements of assets and liabilities as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors, of Atlanta, Georgia, serves as independent auditors for the Variable Account.

Our balance sheets as of December 31, 2002 and 2001, and the related statements of operations, capital and surplus, and cash flows for each of the two years in the period ended December 31, 2002, as well as the Report of Independent Auditors, are contained herein. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

16

CANADA LIFE INSURANCE COMPANY OF AMERICA

ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta,

Georgia 30339

PHONE: (800)905-1959

VARIFUND ADVISOR®

STATEMENT OF ADDITIONAL INFORMATION

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium variable deferred annuity policy (the Policy) offered by Canada Life Insurance Company of America. This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Policy and the underlying Funds. The Funds are:

The Alger American Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund

Fidelity Variable Insurance Products Funds

Goldman Sachs Variable Insurance Trust

Janus Aspen Series

The Montgomery Funds III

ProFunds VP

Seligman Portfolios, Inc.

Van Eck Worldwide Insurance Trust

The Prospectuses are dated the same date as this Statement of Additional Information. You may obtain the Prospectuses by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY PROVISIONS	3
Incontestability	3
Misstatement Of Age or Sex	3
Currency	3
Place Of Payment	3
Non-Participation	3
Our Consent	4
TAX STATUS OF THE POLICIES	4
Diversification Requirements	4
Owner Control	4
Required Distributions	4
PRINCIPAL UNDERWRITER	5
CALCULATION OF YIELDS AND TOTAL RETURNS	5
Money Market Yields	5
Other Sub-Account Yields	7
Total Returns	8
A. Standardized “Average Annual Total Returns”	8
B. Nonstandardized “Average Annual Total Returns”	13
Effect of the Annual Administration Charge on Performance Data	17
SAFEKEEPING OF ACCOUNT ASSETS	17
STATE REGULATION	17
RECORDS AND REPORTS	17
LEGAL MATTERS	18
EXPERTS	18
OTHER INFORMATION	18
FINANCIAL STATEMENTS	18
INDEX TO FINANCIAL STATEMENTS	20

2

ADDITIONAL POLICY PROVISIONS

Contract

The entire Varifund Advisor® contract is made up of the Policy, the application for the Policy and any riders or endorsements. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Policy unless it is contained in the application and a copy of the application is attached to the Policy at issue.

Incontestability

Other than misstatement of age or sex (see below), We will not contest the Policy after it has been in force during any annuitant’s lifetime for two years from the date of issue of the Policy.

Misstatement Of Age or Sex

If the age or sex of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age or for the correct sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age or sex, any annuity payments will be recalculated at the correct age or sex, and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

Currency

All amounts payable under the Policy will be paid in United States currency.

Place Of Payment

All amounts payable by us will be payable at our Administrative Office at the address shown on page one of this Statement of Additional Information.

Non-Participation

The Policy is not eligible for dividends and will not participate in our divisible surplus.

3

Our Consent

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Vice President, Secretary or Actuary.

TAX STATUS OF THE POLICIES

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity Policies.

Diversification Requirements.

The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying Non-Qualified Policies be “adequately diversified” in order for the Policies to be treated as annuity Policies for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control.

In certain circumstances, owners of non-qualified variable annuity Policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their Policies due to their ability to exercise investment control over those assets. When this is the case, the Policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Policies, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over separate account assets, we reserve the right to modify the Policies as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Policy.

Required Distributions.

In order to be treated as an annuity Policy for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of the death of an owner of the Policy. Specifically, section 72(s) requires that (a) if any owner dies on or after the Annuity Date, but prior to the time the entire interest in the Policy has been distributed, the entire interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The

4

designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Policy passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Policy may be continued with the surviving spouse as the new owner.

The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Policies.

PRINCIPAL UNDERWRITER

Canada Life of America Financial Services, Inc. (CLAFS), an affiliate of Canada Life Insurance Company of America (CLICA), is the principal underwriter of the variable annuity Policies described herein. The offering of the Policies is continuous, and CLICA does not anticipate discontinuing the offering of the Policies. However, CLICA does reserve the right to discontinue the offering of the Policies.

CLAFS received $3,997,612 in 2002, $4,083,051 in 2001 and $3,600,134 in 2000, as commissions for serving as principal underwriter of the variable annuity Policies and other variable annuity policies issued by Canada Life Insurance Company of America. CLAFS did not retain any commissions in 2002, 2001 or 2000.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

We may, from time to time, quote in advertisements and sales literature the current annualized yield of the Money Market Sub-Account for a 7 day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) at the end of the 7 day period in the value of a hypothetical account under a Policy having a balance of 1 unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365 day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual administration charge; 2) the daily

5

administration fee; and 3) the mortality and expense risk charge. The yield calculation reflects an average per unit annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. Current Yield will be calculated according to the following formula:

Current Yield	=	((NCS-ES)/UV) X (365/7)
Where:

NCS	=

the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period attributable to a hypothetical account having a balance of 1 Sub-Account unit.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

UV	=	the unit value on the first day of the 7 day period.

The current yield for the 7 day period ended December 31, 2002 was (0.17%).

We may also quote the effective yield of the Money Market Sub-Account for the same 7 day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield	=	(1+((NCS-ES)/UV))365/7 - 1
Where:

NCS	=

the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period attributable to a hypothetical account having a balance of 1 Sub-Account unit.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

UV	=	the unit value for the first day of the 7 day period.

The effective yield for the 7 day period ended December 31, 2002 was (0.17%).

Because of the charges and deductions imposed under the Policy, the yield for the Money Market Sub-Account will be lower than the yield for the Money Market Portfolio.

The yields on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account’s actual yield

6

is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio of the Fund, and the Money Market Portfolio’s operating expenses.

Other Sub-Account Yields

We may, from time to time, quote in sales literature and advertisements the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for a Policy for 30 day or one month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during the 30 day or one month period is assumed to be generated each period over a 12 month period. The yield is computed by: 1) dividing the net investment income of the Portfolio attributable to the Sub- Account units less Sub-Account expenses for the period; by 2) the maximum offering price per unit on the last day of the period multiplied by the daily average number of units outstanding for the period; and by 3) compounding that yield for a 12 month period. Expenses attributable to the Sub-Account include 1) the annual administration charge, 2) the daily administration fee, and 3) the mortality and expense risk charge. The yield calculation reflects an annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating the 30 day or one month yield, an average annual administration charge per dollar of Policy Value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30 day or one month period as described below. The 30 day or one month yield is calculated according to the following formula:

12
Yield	=	((((NI-ES)/(U x UV)) + 1) - 1)
Where:

NI	=	net income of the Portfolio for the 30 day or one month period attributable to the Sub–Account’s units.

ES	=	per unit expenses of the Sub-Account for the 7 day period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close (highest) of the last day in the 30 day or one month period.

Because of the charges and deductions imposed under the Policies, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio.

The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account’s actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

7

Yield calculations do not take into account the surrender charge under the Policy. The maximum surrender charge is equal to 6% of certain amounts surrendered or withdrawn under the Policy. A surrender charge will not be imposed on any investment earnings in the Variable Account or interest earned in the Fixed Account and in certain other situations as described in the Prospectus.

Total Returns

A.    Standardized “Average Annual Total Returns”

We may, from time to time, also quote in sales literature or advertisements total returns, including standardized average annual total returns for the Sub-Accounts calculated in a manner prescribed by the Securities and Exchange Commission, and other total returns. We will always include quotes of standardized average annual total returns for the period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standardized average annual total returns for these periods will be provided.

Standardized average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which standardized average annual total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication and will be stated in the communication.

Standardized average annual total returns will be calculated using Sub-Account unit values which we calculate on each valuation day based on the performance of the Sub-Account’s underlying Portfolio, and the deductions for the mortality and expense risk charge, daily administration fee, surrender charge and the annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating standardized average annual total return, an average per dollar annual administration charge attributable to the hypothetical account for the period is used. The standardized average annual total return will then be calculated according to the following formula:

TR = (ERV/P) 1/N		- 1

Where:

TR	=	the standardized average annual total return net of recurring charges.

ERV	=	the ending redeemable value of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

8

The standardized average annual total returns assume that the maximum fees and charges are imposed for calculations.

Standardized average annual total returns for the period ending December 31, 2002 are shown on the following page. Because the Janus International Growth Fund, Janus Aspen Series Flexible Income Fund, Van Eck Worldwide Absolute Return Fund, Van Eck Hard Assets Fund, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Pharmaceuticals, ProFund VP Industrial, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Rising Rates Opportunity, ProFund VP U.S. Government Plus, ProFund VP Real Estate, ProFund VP Basic Metals, ProFund VP Energy, ProFund VP Precious Metals subaccounts were not in operation as of December 31, 2002, standardized average annual total returns for these subaccounts are not provided.

9

Standardized average annual total returns (for subaccounts which have Variable Account Annual Expenses of 1.40%) for the periods shown below were:

	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02		10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account
							Inception
Sub-Account							Date
Alger American Growth	(39.37)%	(2.08)%		*	**	2.54%	05/01/96
Alger American Leveraged AllCap	(40.27)%	1.26%		*	**	3.27%	05/01/96
Alger American MidCap Growth	(35.97)%	2.33%		*	**	3.62%	05/01/96
Alger American Small Capitalization	(32.70)%	(11.08)%		*	**	(8.02)%	05/01/96
Berger IPT – International	(27.85)%	(5.05)%		*	**	(4.99)%	05/01/97
Dreyfus-VIF Capital Appreciation	(23.32)%	*	*	*	**	(3.77)%	05/01/98
Dreyfus-VIF Growth & Income	(31.81)%	(4.48)%		*	**	0.55%	05/01/96
Dreyfus Socially Responsible	(35.38)%	(5.87)%		*	**	1.23%	05/01/96
Fidelity VIP Investment Grade Bond	3.36%	5.03%		5.47%		5.30%	12/04/89
Fidelity VIP Money Market****	(5.17)%	2.23%		2.66%		3.11%	12/04/89
Fidelity VIP Growth	(36.52)%	(2.38)%		*	**	6.59%	05/01/94
Fidelity VIP High Income	(3.45)%	(8.15)%		*	**	0.97%	05/01/94
Fidelity VIP Asset Manager	(15.45)%	(0.55)%		*	**	5.02%	05/01/94
Fidelity VIP Contrafund	(16.06)%	*	*	*	**	(1.04)%	05/01/98
Fidelity VIP Index 500	(28.78)%	(2.87)%		*	**	4.93%	05/01/96
Fidelity VIP Growth Opportunities	(28.38)%	*	*	*	**	(11.05)%	05/01/98
Fidelity VIP Overseas	(26.83)%	(6.02)%		*	**	(0.42)%	05/01/94
Goldman Sachs VIT Capital Growth	(30.83)%	*	*	*	**	(25.29)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(28.43)%	*	*	*	**	(22.80)%	05/01/01
Goldman Sachs VIT Growth and Income	(18.02)%	*	*	*	**	(14.46)%	05/01/01
Montgomery Emerging Markets	(16.39)%	(11.35)%		*	**	(8.36)%	05/01/96
ProFund VP UltraMid-Cap	*	*	*	*	**	(62.68)%	05/01/02
ProFund VP Money Market	(6.63)%	*	*	*	**	(5.22)%	09/04/01
ProFund VP UltraBull	(42.44)%	*	*	*	**	(33.90)%	08/31/01
ProFund VP UltraOTC	(74.81)%	*	*	*	**	(62.79)%	08/31/01
ProFund VP UltraSmall-Cap	(48.85)%	*	*	*	**	(37.36)%	08/31/01
ProFund VP Bear	13.68%	*	*	*	**	7.73%	08/31/01
ProFund VP Short OTC Fund	*	*	*	*	**	(54.23)%	09/16/02
ProFund VP Short Small Cap	*	*	*	*	**	(23.86)%	09/16/02
Seligman Communications and Information	(42.39)%	(0.27)%		*	**	5.70%	05/01/95
Seligman Global Technology	(38.18)%	*	*	*	**	(44.51)%	05/01/01
Seligman Frontier	(32.99)%	(10.18)%		*	**	0.21%	05/01/95
Seligman Small Cap Value	(22.14)%	*	*	*	**	(19.12)%	05/01/01
Van Eck Global: Emerging Markets	*	*	*	*	**	(17.17)%	03/01/02
Van Eck Global: Real Estate	*	*	*	*	**	(26.32)%	05/01/02

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*	These Sub-Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

**	These Sub-Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year standardized average annual total return is available.

***	These Sub-Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

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Standardized average annual total returns (for Subaccounts which have Variable Account Annual Expenses of 1.25%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account Inception Date

Alger American Growth	(39.27)%	(1.92)%	*	**	2.69%	05/01/96
Alger American Leveraged AllCap	(40.17)%	1.42%	*	**	3.43%	05/01/96
Alger American MidCap Growth	(35.86)%	2.49%	*	**	3.78%	05/01/96
Alger American Small Capitalization	(32.58)%	(10.94)%	*	**	(7.88)%	05/01/96
Berger IPT – International	(27.73)%	(4.90)%	*	**	(4.85)%	05/01/97
Dreyfus-VIF Capital Appreciation	(23.19)%	* *	*	**	(3.55)%	05/01/98
Dreyfus-VIF Growth and Income	(31.70)%	(4.33)%	*	**	0.71%	05/01/96
Dreyfus Socially Responsible	(35.27)%	(5.73)%	*	**	1.39%	05/01/96
Fidelity VIP Investment Grade Bond	3.52%	5.19%	5.61%		3.48%	12/04/89
Fidelity VIP Money Market****	(5.02)%	2.39%	2.80%		3.25%	12/04/89
Fidelity VIP Growth	(36.42)%	(2.23)%	*	**	6.76%	05/01/94
Fidelity VIP High Income	(3.29)%	(8.00)%	*	**	1.12%	05/01/94
Fidelity VIP Asset Manager	(15.31)%	(0.40)%	*	**	5.17%	05/01/94
Fidelity VIP Contrafund	(15.92)%	* *	*	**	(0.89)%	05/01/98
Fidelity VIP Index 500	(28.66)%	(2.72)%	*	**	5.62%	05/01/96
Fidelity VIP Growth Opportunities	(28.26)%	* *	*	**	(10.91)%	05/01/98
Fidelity VIP Overseas	(26.71)%	(5.87)%	*	**	(0.27)%	05/01/94
Goldman Sachs VIT Capital Growth	(30.72)%	* *	*	**	(25.16)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(28.31)%	* *	*	**	(22.68)%	05/01/01
Goldman Sachs VIT Growth and Income	(17.89)%	* *	*	**	(14.32)%	05/01/01
Montgomery Emerging Markets	(16.25)%	(11.21)%	*	**	(8.22)%	05/01/96
Seligman Communications and Information	(42.30)%	(0.11)%	*	**	5.86%	05/01/95
Seligman Global Technology	(38.08)%	* *	*	**	(44.63)%	11/09/01
Seligman Frontier	(32.88)%	(10.03)%	*	**	0.36%	05/01/95
Seligman Small Cap Value	(22.02)%	* *	*	**	(19.22)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(30.25)%	05/01/02
Van Eck Global: Real Estate	*	* *	*	**	(26.20)%	05/01/02

*	These Sub–Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

**	These Sub–Accounts have not been in operation five years as of December 31, 2002, and accordingly, not five year standardized average annual total return is available.

***	These Sub–Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****Yield	is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

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B.    Nonstandardized “Average Annual Total Returns”

We may, from time to time, also quote in sales literature or advertisements, nonstandardized average annual total returns for the Sub-Accounts that do not reflect the surrender charge. These are calculated in exactly the same way as standardized average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn, and that the initial investment is assumed to be $10,000 rather than $1,000.

Generally, nonstandardized Sub-Account performance data will only be disclosed if standardized average annual return for the Sub-Accounts for the required periods is also disclosed.

Nonstandardized average annual total returns for the period ending December 31, 2002 are shown on the following page. Because the Janus International Growth Fund, Janus Aspen Series Flexible Income Fund, Van Eck Worldwide Absolute Return Fund, Van Eck Hard Assets Fund, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Pharmaceuticals, ProFund VP Industrial, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Rising Rates Opportunity, ProFund VP U.S. Government Plus, ProFund VP Real Estate, ProFund VP Basic Metals, ProFund VP Energy, ProFund VP Precious Metals subaccounts were not in operation as of December 31, 2002, nonstandardized average annual total returns for these subaccounts are not provided.

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Non-standardized average annual total returns (for Subaccounts which have Variable Account Annual Expenses 1.40%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02		10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	From Sub-Account Inception Date

Alger American Growth	(33.97)%	(1.49)%		*	**	2.77%	05/01/96
Alger American Leveraged AllCap	(34.87)%	1.77%		*	**	3.50%	05/01/96
Alger American MidCap Growth	(30.57)%	2.82%		*	**	3.84%	05/01/96
Alger American Small Capitalization	(27.30)%	(10.23)%		*	**	(7.60)%	05/01/96
Berger IPT – International	(22.45)%	(4.40)%		*	**	(4.40)%	05/01/97
Dreyfus-VIF Capital Appreciation	(17.92)%	*	*	*	**	(2.89)%	05/01/98
Dreyfus-VIF Growth & Income	(26.41)%	(3.84)%		*	**	0.81%	05/01/96
Dreyfus Socially Responsible	(29.98)%	(5.20)%		*	**	1.48%	05/01/96
Fidelity VIP Investment Grade Bond	8.76%	5.47%		5.47%		5.30%	12/04/89
Fidelity VIP Money Market****	0.23%	2.72%		2.66%		3.11%	12/04/89
Fidelity VIP Growth	(31.12)%	(1.79)%		*	**	6.59%	05/01/94
Fidelity VIP High Income	1.95%	(7.40)%		*	**	0.97%	05/01/94
Fidelity VIP Asset Manager	(10.05)%	(0.01)%		*	**	5.02%	05/01/94
Fidelity VIP Contrafund	(10.66)%	*	*	*	**	(0.25)%	05/01/98
Fidelity VIP Index 500	(23.38)%	(2.27)%		*	**	5.13%	05/01/96
Fidelity VIP Growth Opportunities	(22.98)%	*	*	*	**	(9.90)%	05/01/98
Fidelity VIP Overseas	(21.43)%	(5.34)%		*	**	(0.42)%	05/01/94
Goldman Sachs VIT Capital Growth	(25.43)%	*	*	*	**	(21.42)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(23.03)%	*	*	*	**	(19.02)%	05/01/01
Goldman Sachs VIT Growth and Income	(12.62)%	*	*	*	**	(10.91)%	05/01/01
Montgomery Emerging Markets	(10.99)%	(10.50)%		*	**	(7.93)%	05/01/96
ProFund VP UltraMid-Cap	*	*	*	*	**	(56.70)%	05/01/02
ProFund VP Money Market	(1.23)%	*	*	*	**	(1.09)%	09/04/01
ProFund VP UltraBull	(37.04)%	*	*	*	**	(29.30)%	08/31/01
ProFund VP UltraOTC	(69.41)%	*	*	*	**	(57.29)%	08/31/01
ProFund VP UltraSmall-Cap	(43.45)%	*	*	*	**	(32.68)%	08/31/01
ProFund VP Bear	*	*	*	*	**	11.65%	08/31/01
ProFund VP Short OTC Fund	*	*	*	*	**	(42.63)%	09/16/02
ProFund VP Short Small Cap	*	*	*	*	**	(7.40)%	09/16/02
Seligman Communications and Information	(36.99)%	0.27%		*	**	5.70%	05/01/95
Seligman Global Technology	(32.78)%	*	*	*	**	(39.84)%	05/01/01
Seligman Frontier	(27.59)%	(9.36)%		*	**	0.21%	05/01/95
Seligman Small Cap Value	(16.74)%	*	*	*	**	(15.44)%	05/01/01
Van Eck Global: Emerging Markets	*	*	*	*	**	(10.87)%	03/01/02
Van Eck Global: Real Estate	*	*	*	*	**	(18.90)%	05/01/02

*	These Sub-Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

14

**	These Sub-Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year standardized average annual total return is available.

***	These Sub-Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

15

Nonstandardized average annual total returns (for Subaccounts which have variable account annual expenses 1.25%) for the periods shown below were:

Sub-Account	1 Year Return Year Ended 12/31/02	5 Year Return Year Ended 12/31/02	10 Year Return Year Ended 12/31/02		From Sub- Account Inception to 12/31/02	Sub-Account Inception Date

Alger American Growth	(33.87)%	(1.35)%	*	**	2.93%	05/01/96
Alger American Leveraged AllCap	(34.77)%	1.93%	*	**	3.65%	05/01/96
Alger American MidCap Growth	(30.46)%	2.98%	*	**	3.99%	05/01/96
Alger American Small Capitalization	(27.18)%	(10.10)%	*	**	(7.46)%	05/01/96
Berger IPT – International	(22.33)%	(4.25)%	*	**	(4.25)%	05/01/97
Dreyfus-VIF Capital Appreciation	(17.79)%	* *	*	**	(2.68)%	05/01/98
Dreyfus-VIF Growth and Income	(26.30)%	(3.70)%	*	**	0.97%	05/01/96
Dreyfus Socially Responsible	(29.87)%	(5.05)%	*	**	1.63%	05/01/96
Fidelity VIP Investment Grade Bond	8.92%	5.63%	5.61%		3.48%	12/04/89
Fidelity VIP Money Market****	0.38%	2.87%	2.80%		3.25%	12/04/89
Fidelity VIP Growth	(31.02)%	(1.64)%	*	**	6.76%	05/01/94
Fidelity VIP High Income	2.11%	(7.26)%	*	**	1.12%	05/01/94
Fidelity VIP Asset Manager	(9.91)%	0.15%	*	**	5.17%	05/01/94
Fidelity VIP Contrafund	(10.52)%	* *	*	**	(0.10)%	05/01/98
Fidelity VIP Index 500	(23.26)%	(2.13)%	*	**	5.82%	05/01/96
Fidelity VIP Growth Opportunities	(22.86)%	* *	*	**	(9.76)%	05/01/98
Fidelity VIP Overseas	(21.31)%	(5.20)%	*	**	(0.27)%	05/01/94
Goldman Sachs VIT Capital Growth	(25.32)%	* *	*	**	(21.30)%	05/01/01
Goldman Sachs VIT CORESM U.S. Equity	(22.91)%	* *	*	**	(18.89)%	05/01/01
Goldman Sachs VIT Growth and Income	(12.49)%	* *	*	**	(10.77)%	05/01/01
Montgomery Emerging Markets	(10.85)%	(10.36)%	*	**	(7.79)%	05/01/96
Seligman Communications and Information	(36.90)%	0.42%	*	**	5.86%	05/01/95
Seligman Global Technology	(32.68)%	* *	*	**	(39.96)%	11/09/01
Seligman Frontier	(27.48)%	(9.22)%	*	**	0.36%	05/01/95
Seligman Small Cap Value	(16.62)%	* *	*	**	(15.54)%	05/01/01
Van Eck Global: Emerging Markets	*	* *	*	**	(22.96)%	05/01/02
Van Eck Global: Real Estate	*	* *	*	**	(18.78)%	05/01/02

*	These Sub-Accounts have not been in operation one year as of December 31, 2002, and accordingly, no one year standardized average annual total return is available.

**	These Sub-Accounts have not been in operation five years as of December 31, 2002, and accordingly, no five year standardized average annual total return is available.

***	These Sub-Accounts have not been in operation ten years as of December 31, 2002, and accordingly, no ten year standardized average annual total return is available.

****	Yield is a better indicator of performance of the Fidelity Money Market Subaccount than total return.

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Effect of the Annual Administration Charge on Performance Data

The Policy provides for a $30 annual administration charge to be assessed annually on each policy anniversary proportionately from any Sub-Accounts or Fixed Account in which You are invested. If the Policy Value on the policy anniversary is $75,000 or more, we will waive the annual administration charge for the prior Policy Year. We will also waive the annual administration charge for Tax-Sheltered Annuity Policies. For purposes of reflecting the annual administration charge in yield and total return quotations, we will convert the annual charge into a per-dollar per-day charge based on the average Policy Value in the Variable Account of all Policies on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated. For the total returns shown above, the annual administrative charge is calculated as a charge of 0.05% based on an average Policy size during 2002 of $60,413.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

Records are maintained of all purchases and redemptions of portfolio shares held by each of the Sub-Accounts.

Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to the insurance laws and regulations of all the jurisdictions where we are licensed to operate. The availability of certain Policy rights and provisions depends on state approval and/or filing and review processes. The Policies will be modified to comply with the requirements of each applicable jurisdiction.

RECORDS AND REPORTS

We will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder,

17

reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

LEGAL MATTERS

All matters relating to applicable state law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards. Sutherland Asbill & Brennan LLP of Washington, DC, has provided advice on certain matters relating to the federal securities laws.

EXPERTS

Our financial statements as of December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement as well as the financial statements of Canada Life of America Variable Annuity Account 1 as of December 31, 2002 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such experts given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The Variable Account’s statements of assets and liabilities as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors, serves as independent auditors for the Variable Account.

18

Our balance sheets as of December 31, 2002 and 2001, and the related statements of operations, capital and surplus, and cash flows for each of the two years in the period ended December 31, 2002, as well as the Report of Independent Auditors, are contained herein. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

19